ASSET PURCHASE AGREEMENT


              DATED AUGUST 31, 2006, AND EFFECTIVE AUGUST 28, 2006


                                BETWEEN AND AMONG

                         MID-POWER RESOURCE CORPORATION,

                                   AS SELLER,


                                       AND


                              MARION ENERGY, INC.,

                                    AS BUYER,

                                       AND

                             MARION ENERGY LIMITED,

                               AS PARENT OF BUYER

                            ASSET PURCHASE AGREEMENT


         THIS ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of August 31, 2006, but effective as of August 28, 2006, is between and among MID-POWER RESOURCE CORPORATION, a Nevada corporation ("Seller"); MARION ENERGY, INC., a Texas corporation ("Buyer"); and MARION ENERGY LIMITED, an entity organized under the laws of Australia ("Parent"). Hereinafter, Buyer and Parent are sometimes collectively referred to as "Marion." Seller, Buyer and Parent are each a "Party" and collectively the "Parties" as referred to herein.

         WHEREAS, Seller owns certain oil and gas properties and related assets located in Carbon and Emery Counties, Utah, and known as the "Clear Creek Project";

         WHEREAS, Buyer is a wholly-owned subsidiary of Parent;

         WHEREAS, Seller and Buyer have previously entered into that certain Farmout and Exploration Agreement for the Clear Creek Natural Gas Unit, Carbon and Emery County, Utah, dated effective February 22, 2005 (the "Farmout Agreement"), wherein Seller granted Buyer the right to earn a seventy-five percent working interest (75% WI) in leases within the Clear Creek Project upon completion of certain earning conditions, including: (i) drilling obligations;
(ii) completion of a Capital Expenditure Program described therein; and (iii) the issuance of options to purchase five million (5,000,000) ordinary shares of Parent, at an exercise price of forty cents Australian (AU$0.40). Said options were to be earned by Seller in two tranches. The parties to the Farmout Agreement also created an Area of Mutual Interest covering lands in the general vicinity of the Clear Creek Natural Gas Unit;

         WHEREAS, on May 9, 2006, Buyer was legally designated as the operator of the Clear Creek Natural Gas Unit (the "Operator Change Date");

         WHEREAS, Seller and Buyer desire to terminate the Farmout Agreement as between them, but keep the Farmout Agreement in place as to third parties that were signatory to the Farmout Agreement. Upon completion of the asset purchase contemplated hereunder, Buyer will assume Seller's position under the Farmout Agreement with respect to said third parties; and

         WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, such oil and gas properties and related assets upon the terms and subject to the conditions set forth herein, subject to a retained and reserved real property interest of 12.5% of the net proceeds attributable to 100% of the working interest based on an approximate 80% net revenue interest.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Parties hereto agree as follows:

                                   ARTICLE I.
                                SALE AND PURCHASE

         Subject to the terms and conditions of this Agreement, Seller agrees to sell and convey to Buyer, and Buyer agrees to purchase from Seller, effective as of midnight, Mountain Daylight Time on May 9, 2006 (the "Effective Time"), the following described assets and properties (collectively, the "Assets"). The Closing shall take place at the offices of Buyer or such other location designated by the Parties on August 31, 2006 (the "Closing Date").

         (a) Interests. The undivided interests specified in Exhibit A in, to or under the Hydrocarbon Interests described therein and all other interests of Seller in, to or under or derived from the Lands and related rights and property, reserving unto the Seller the Net Profits Interest as provided herein (collectively, the "Subject Interests"). As used in this Agreement, the term "Hydrocarbon Interests" shall mean (i) leases affecting, relating to or covering any oil, gas and other hydrocarbons and the leasehold interests and estates in the nature of working or operating interests under such leases, as well as overriding royalties, net profits interests, production payments, carried interests, rights of recoupment and other interests in, under or relating to such leases, (ii) fee interests in oil, gas or other hydrocarbons, (iii) royalty interests in oil, gas or other hydrocarbons, (iv) any other interest in oil, gas or other hydrocarbons in place, (v) any economic or contractual rights, options or interests in and to any of the foregoing, including, without limitation, any farm-out or farm-in agreement affecting any interest or estate in oil, gas or other hydrocarbons, and (vi) any and all rights and interests attributable or allocable thereto by virtue of any pooling, unitization, communitization, production sharing or similar agreement, order or declaration;

         (b) Lands. All right, title and interest of Seller in and to the lands covered by or subject to the Hydrocarbon Interests (the "Lands");

         (c) Rights and Property. All right, title and interest of Seller in and to or derived from the following insofar as the same are attributable to the Subject Interests: (i) all rights with respect to the use and occupancy of the surface of and the subsurface depths under the Lands, (ii) all agreements and contracts, easements, rights-of-way, servitudes and other estates, (iii) all real and personal property located upon the Lands or used in connection with the exploration, development or operation of the Subject Interests, and (iv) any and all lease files, title files, land files, division order files, marketing files, well files, production records, seismic, geological, geophysical and engineering data, and all other files, maps and data (in whatever form) arising out of or relating to the Subject Interests or the ownership, use, maintenance or operation of the other Assets (the "Records"); and

         (d) Hydrocarbons. All (i) oil, gas and other hydrocarbons produced from or attributable to the Subject Interests with respect to all periods subsequent to the Effective Time and (ii) proceeds from or of such oil, gas and other hydrocarbons.

                                  ARTICLE II.
                            CONSIDERATION AND PAYMENT

         Section 2.1 Consideration. The consideration for the sale and conveyance of the Assets to Buyer is as follows:

         (a) Cash. One million dollars US (US$1,000,000) in cash payable at Closing (the "Cash Payment");

         (b) Ordinary Shares. Thirteen million one hundred thousand (13,100,000) ordinary shares of Parent, a public company traded on the Australian Stock Exchange to be issued by Parent to Seller at Closing (the "Share Payment");

         (c) Immediately Exercisable Options. Immediately exercisable options to purchase five million (5,000,000) of Parent's ordinary shares at an exercise price of forty cents Australian (AU$0.40) per share to be issued by Parent to Seller at Closing pursuant to that certain option agreement attached hereto as Exhibit B (the "Immediately Exercisable Options"); and

         (d) Reserve-Based Options. Options to purchase up to eight million (8,000,000) of Parent's ordinary shares subject to certain vesting requirements that are the subject of Article III (the "Reserve-Based Options").

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

The Cash Payment, Share Payment, Immediately Exercisable Options, and the Reserve-Based Options together shall constitute the "Purchase Price." The Immediately Exercisable Options and the Reserve-Based Options together are sometimes referred to herein as the "Options." The Share Payment, the Options, and the ordinary shares issuable upon the exercise of the Options are referred to together as the "Securities."

         Section 2.2 Payment. At the Closing, Buyer shall wire transfer the Cash Payment in immediately available funds to the account of Seller as it shall separately direct or such other account specified by Seller to Buyer on or prior to the second business day immediately preceding the Closing Date.

                                  ARTICLE III.
                              RESERVE-BASED OPTIONS

         Section 3.1 Definition of Reserves. For purposes of this Agreement, the following definitions adopted by the Society of Petroleum Engineers will apply:

         Proved Reserves shall mean those quantities of oil, gas and associated hydrocarbons that, by analysis of geological and engineering data, can be estimated with reasonable certainty to be commercially recoverable, from a given date forward, from known reservoirs and under economic conditions, operating methods, and government regulations as of the date of the evaluation, by deterministic methods intended to express a high degree of confidence that the quantities will be recovered. Proved Reserves shall include both developed and undeveloped reserves.

         Probable Reserves shall mean those reserves that analysis of geological and engineering data suggests are more likely than not to be recoverable and may include (a) reserves anticipated to be proved by normal step-out drilling where sub-surface control is inadequate to classify these reserves as proved, (b) reserves in formations that appear to be productive based on well log characteristics but lack core data or definitive tests and that are not analogous to producing or Proved Reserves in the area, (c) incremental reserves attributable to infill drilling that could have been classified as proved if closer statutory spacing had been approved at the time of estimate, (d) reserves attributable to improved recovery methods that have been established by repeated commercially successful applications when (i) a project or pilot is planned but not in operation and (ii) rock, fluid, and reservoir characteristics appear favorable for commercial application, (e) reserves in an area of the formation that appears to be separated from the proved area by faulting and the geologic interpretation indicates the subject area is structurally higher than the proved area, (f) reserves attributable to a future workover, treatment, re-treatment, change of equipment, or other mechanical procedures, when such procedure has not been proved successful in wells that exhibit similar behavior in analogous reservoirs, and (g) incremental reserves in proved reservoirs where an alternative interpretation of performance or volumetric data indicates more reserves than can be classified as proved.

         Section 3.2 250 Bcf Hurdle. Parent will, at Closing, grant Seller options to purchase two million (2,000,000) of Parent's ordinary shares pursuant to that certain option agreement attached hereto as Exhibit C at an exercise price of eighty cents Australian (AU$0.80) per share, which options shall become exercisable in the event an Annual Reserve Report, as defined below, estimates that the aggregate of all Proved and Probable Reserves of hydrocarbons in place, in whatever form, attributable to Buyer's interests in any hydrocarbons below the surface of the Lands, at any depth and whether acquired by Buyer pursuant to

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

this Agreement or otherwise, either before or after the date hereof, plus all hydrocarbons produced and delivered for sale from the Hydrocarbon Interests since the Effective Time, appropriately adjusted to avoid duplication, are equal to or greater than two hundred fifty billion cubic feet (250 Bcf) (the "250 Bcf Hurdle"). All such options granted when the 250 Bcf Hurdle is met shall expire unless exercised within thirty-six (36) months from the date the 250 Bcf Hurdle is met.

         Section 3.3 500 Bcf Hurdle. Parent will, at Closing, grant Seller incremental options to purchase two million (2,000,000) of Parent's ordinary shares pursuant to that certain option agreement attached hereto as Exhibit C at an exercise price of eighty cents Australian (AU$0.80) per share, which options shall become exercisable in the event an Annual Reserve Report estimates that the aggregate of all Proved and Probable Reserves of hydrocarbons in place, in whatever form, attributable to Buyer's interests in any hydrocarbons below the surface of the Lands, at any depth and whether acquired by Buyer pursuant to this Agreement or otherwise, either before or after the date hereof, plus all hydrocarbons produced and delivered for sale from the Hydrocarbon Interests since the Effective Time, appropriately adjusted to avoid duplication, are equal to or greater than five hundred billion cubic feet (500 Bcf) (the "500 Bcf Hurdle"). All such options granted when the 500 Bcf Hurdle is met shall expire unless exercised within thirty-six (36) months from the date the 500 Bcf Hurdle is met.

         Section 3.4 750 Bcf Hurdle. Parent will, at Closing, grant Seller incremental options to purchase four million (4,000,000) of Parent's ordinary shares pursuant to that certain option agreement attached hereto as Exhibit C at an exercise price of eighty cents Australian (AU$0.80) per share, which options shall become exercisable in the event an Annual Reserve Report, estimates that the aggregate of all Proved and Probable Reserves of hydrocarbons in place, in whatever form, attributable to Buyer's interests in any hydrocarbons below the surface of the Lands, at any depth and whether acquired by Buyer pursuant to this Agreement or otherwise, either before or after the date hereof, plus all hydrocarbons produced and delivered for sale from the Hydrocarbon Interests since the Effective Time, appropriately adjusted to avoid duplication, are equal to or greater than seven hundred fifty billion cubic feet (750 Bcf) (the "750 Bcf Hurdle"). All such options granted when the 750 Bcf Hurdle is met shall expire unless exercised within thirty-six (36) months from the date the 750 Bcf Hurdle is met.

         Section 3.5 Change of Control. Following the Closing, upon a Change of Control of Parent (as defined below) that occurs prior to any of the reserve hurdles set forth above (the 250 Bcf Hurdle, the 500 Bcf Hurdle, or the 750 Bcf Hurdle) being met, all of said reserve hurdles shall be deemed to have been met and all of the options described above (an aggregate of 8,000,000 options) shall be immediately vested and be immediately exercisable for a period of thirty-six
(36) months from the date of the event constituting a Change of Control. For purposes of this Agreement, Change in Control shall mean (a) an acquisition of any voting securities of the Buyer or Parent by any person, entity or group acting in concert immediately after which such person, entity or group acting in concert has beneficial ownership of 15% or more of the combined voting power of the Buyer or Parent then outstanding voting securities without the approval of the board; (b) a merger or consolidation that results in more than 50% of the combined voting power of the Buyer's or Parent's then outstanding voting securities of the Buyer or its successor or Parent or its successor changing ownership (whether or not approved by the board); (c) the sale of all or substantially all of the Buyer's or Parent's assets in a single transaction or series of related transactions; (d) approval by the shareholders of the Buyer or the Parent of a plan of complete liquidation of the Buyer or Parent; or (e) the individuals constituting the board of Buyer or Parent as of the date of this Agreement (the "Incumbent Board") cease for any reason to constitute at least 1/2 of the members of the board of Buyer or Parent; provided, however, that if the election, or nomination for election by the Buyer's or Parent's shareholders, of any new director was approved by a vote of the Incumbent Board, such new director shall be considered a member of the Incumbent Board.

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

         Section 3.6 Annual Engineering Study. At Marion's expense, Marion shall cause Ryder Scott Company or any other independent, qualified petroleum engineering firm of national standing reasonably acceptable to Seller (the "Engineering Firm") to prepare a written engineering report evaluating the Proved Reserve and Probable Reserve quantities attributable to the Hydrocarbon Interests on an annual basis until the 750 Bcf Hurdle is met or until December 31, 2016 (the "Annual Reserve Report") in accordance with the following:

                  (a) As soon as practicable after the end of each fiscal year (the "Reserve Study Date"), but in any event by July 31 of the following year, Marion shall deliver or cause to be delivered to the Engineering Firm and upon request to the Seller all (i) geological, geophysical and engineering data, including drilling logs, drillstem tests, pressure tests, delivery and deliverability records, geological and engineering studies or other data gathered prior to and as of the Reserve Study Date respecting the Clear Creek Natural Gas Unit; (ii) records of all hydrocarbons delivered for sale from the Hydrocarbon Interests for the fiscal year ending on the Reserve Study Date;
(iii) a copy of each report, study, evaluation, estimate or other writing respecting the Hydrocarbon Interests prepared by or on behalf of Marion for internal uses or for delivery to any governmental authority, potential funding source, owner, investor or other third party; and (iv) such other information under the care, custody, or control of Marion that the Engineering Firm or Seller may reasonably request, to the extent that such other information can be obtained by or on behalf of Marion without unreasonable effort or expense.

                  (b) As soon as practicable after the receipt of the information required to be delivered by Marion pursuant to paragraph (b) of this section, but in any event by September 30 of the year following the Reserve Study Date, the Engineering Firm shall prepare and transmit to Marion and Seller the Engineering Firm's estimate of the Proved and Probable Reserves attributable to the Hydrocarbon Interests together with a calculation of the sum of such Proved and Probable Reserves and all hydrocarbons produced and delivered for sale from the Hydrocarbon Interests since the Effective Time, appropriately adjusted to avoid duplication, all in accordance with the requirements of this Agreement and, to the extent consistent with this Agreement, the standards of the American Society of Petroleum Engineers. In the event that hydrocarbons other than gas are present, such other hydrocarbons shall be converted at their British Thermal Unit equivalent in accordance with standard engineering practice, as shall be described in such report. The Engineering Firm's study and estimate prepared in accordance with this paragraph is hereinafter referred to as the "Preliminary Hurdle Calculation."

                  (c) Marion and Seller shall promptly review the Preliminary Hurdle Calculation, and each shall advise the other of the respects, if any, in which it disputes such calculation, setting forth with reasonable specificity the particulars of such disagreement (the "Disagreement Notice"). If one such Party does not provide the other Party with a Disagreement Notice within 20 days after delivery of the Preliminary Reserve Calculation, the amount set forth therein shall be deemed conclusively acceptable to such Party. If neither such party delivers a Disagreement Notice, such Preliminary Hurdle Calculation shall be deemed conclusive and determinative as to whether a specific hurdle has been met. If either or both such Parties provide the other with a Disagreement Notice within 20 days after delivery of the Preliminary Hurdle Calculation, the Parties shall proceed with diligence and dispatch in accordance with the terms and provisions of the alternative dispute resolution procedures set forth in
Schedule 12.2 attached hereto and fully incorporated herein.

                  (d) In the event Marion refuses to timely deliver to the Engineering Firm the information required to be delivered pursuant to paragraph
(a) above and such failure continues for greater than 90 days after written notice and demand for cure from Seller to Marion, then the next succeeding hurdle shall be deemed to have been met and the Options to become exercisable on meeting such hurdle shall automatically be immediately vested and become exercisable.

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

                                   ARTICLE IV.
                              NET PROFITS INTEREST

         Upon assignment of the Assets by Seller to Buyer, Seller shall reserve and retain as an interest in lands a Net Profits Interest equal to 12.5% of the net revenue attributable to 100% of the working interest based on an approximate 80% net revenue interest in the rights of Buyer in the Clear Creek Unit, payable pursuant to Exhibit D and Exhibit E attached hereto.

                                   ARTICLE V.
                         REPRESENTATIONS AND WARRANTIES

         Section 5.1 Representations and Warranties of Seller. To the best of Seller's knowledge, Seller represents and warrants to Buyer as follows:

         (a) Organization and Qualification. Seller is a corporation duly organized, validly existing and in good standing under the Laws of the State of Nevada and has the requisite power to carry on its business as it is now being conducted. Seller is duly qualified to do business, and is in good standing, in each jurisdiction in which the Assets owned or leased by it makes such qualification necessary.

         (b) Authority. Seller has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery, and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite action on the part of Seller.

         (c) Consents. Except for (i) consents and approvals of assignments by any governmental authority that are customarily obtained after Closing, and (ii) the consents, approvals, authorizations, filings or notices expressly described and set forth in Schedule 5.1(c), no consent, approval, authorization or permit of, or filing with or notification to, any person or entity is required for or in connection with the execution and delivery of this Agreement by Seller or for or in connection with the consummation of the transactions and performance of the terms and conditions contemplated hereby by Seller.

         (d) Actions. There are no actions, claims, suits, arbitrations, inquiries, proceedings, investigations, condemnations or audits by or before any court or other governmental authority pending against Seller or affecting the Assets or, to the knowledge of Seller, threatened against Seller that relate to the Assets or the transactions contemplated by this Agreement.

         (e) Compliance with Laws. The Seller and, as of the Operator Change Date, the Assets were in compliance in all material respects with all statutes, laws, ordinances, rules, regulations, orders, rulings, restrictions, writs, injunctions and decrees (collectively, "Laws") in any way affecting or relating to the Assets.

         (f) Environmental Matters. As of the Operator Change Date, the Seller and the Assets were in compliance in all material respects with all environmental Laws affecting or relating to the Assets, and there had been no contamination in, on, under or from the Assets that requires any remediation under any environmental Law.

         (g) Permits. As of the Operator Change Date, Seller had all licenses, permits, certificates, orders, approvals and authorizations of any governmental authority necessary to own, operate, use or maintain the Assets and all of such permits were in full force and effect and all fees and charges relating thereto had been paid.

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

         (h) Material Contracts. Set forth in Schedule 5.1(h) is a true and correct description of each material contract, agreement, lease, or similar arrangement that is included in the Assets or by which any of the Assets were bound as of the Operator Change Date (the "Material Contracts"). Each of the Material Contracts was in full force and effect and there were no material violations or breaches thereof, or existing facts or circumstances that upon notice or the passage of time or both would constitute a material violation or breach thereof, by Seller or any affiliate of Seller or, to the knowledge of Seller, by any other Party thereto.

         (i) Preferential Purchase Rights. None of the Assets is subject to any preferential purchase or similar right that would become operative as a result of the transactions contemplated by this Agreement.

         (j) Taxes. As of the Operator Change Date, Seller had paid all taxes on or relating to the Assets, or any production or revenues attributable thereto, which were then due and payable as required by Law prior to delinquency.

         (k) Gas Contracts. With respect to the gas sales contracts, gas product purchase contracts, and gas processing and transportation contracts included in the Assets, as of the Operator Change Date, none of such contracts warranted the amount of the gas to be delivered.

         (l) Wells. As of the Operator Change Date, each of the wells included in the Assets had been drilled and completed within the acreage limits permitted by contract, pooling, or unit agreement and by Law, and all drilling and completion of such wells and all related development and operations had been conducted in compliance in all material respects with all Laws. As of the Operator Change Date, no such well was subject to penalties on allowables after the Effective Time because of any overproduction.

         (m) Well and Facility Status. There are no wells included in the Assets that, as of the Operator Change Date, (i) Seller was obligated by Law or contract to plug and abandon, or (ii) were subject to exceptions to a requirement to plug and abandon issued by a governmental authority. Seller has not installed any underground storage tanks or constructed any unlined pits in, on or underlying any of the Assets and, to the knowledge of Seller, no underground storage tanks or unlined pits have been installed or constructed by anyone else in, on or underlying any of the Assets.

         (n) No Tax Partnership. The Assets are not subject to any tax partnership agreement or provisions requiring a partnership income tax return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended.

         (o) Proposed Operations or Expenditures. Other than as set forth in
Schedule 5.1(o), (i) Seller has not consented to, non-consented to, issued or received any notice of a proposed drilling, completion, recompletion, deepening, reworking, plugging back or plugging and abandonment with respect to the Assets except for any such operations heretofore commenced for which Buyer has no liability, and (ii) Seller has not issued or received any authorization for expenditure with respect to the Assets for any period after the Effective Time, except for delay rental or other lease payments that Seller has paid.

         (p) Royalties. As of the Operator Change Date, Seller had paid all royalties, overriding royalties and other burdens on production due by the Seller with respect to the Assets.

         (q) Title. As of the Operator Change Date, Seller has "Defensible Title." As used in this Agreement, "Defensible Title" shall mean, respectively as to the Subject Interest or Subject Interests related to a particular well,

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

well location, unit or other subdivision of property described in Exhibit A (a "Property Subdivision"), record title to such Subject Interest or Subject Interests related to such Property Subdivision that: (i) entitles Seller to receive and retain, without suspension, reduction or termination, not less than the applicable net revenue interest or net revenue interests specified for such Property Subdivision in Exhibit A through plugging, abandonment and salvage of such Property Subdivision; (ii) obligates Seller to bear the costs and expenses attributable to the maintenance, development, and operation of such Property Subdivision through plugging, abandonment and salvage of such Property Subdivision in an amount not greater than the applicable working interest or working interests specified for such Property Subdivision in Exhibit A; and
(iii) constitutes marketable record title under Utah Code Ann. ss. 57-9-1. Defensible Title shall be subject to any exceptions identified in the Acquisition Title Opinion dated August 12, 2002, identified as Exhibit A to the Farmout Agreement, and shall not be diminished by any liens, security interests, or other encumbrances created by, through, or under Marion after the date of the Farmout Agreement.

         (r) Condition of Assets. As of the Operator Change Date, the machinery, equipment, tangible personal property, fixtures and improvements included in the Assets meet industry standards concerning reasonably good working order and repair.

         (s) Hedging. None of the Assets is subject to or are bound by any futures, hedge, swap, collar, put, call, option or other commodities contract or agreement.

         (t) Brokerage Fees and Commissions. Neither Seller nor any affiliate of Seller has incurred any obligation or entered into any agreement for any investment banking, brokerage or finder's fee or commission in respect of the transactions contemplated by this Agreement for which Buyer shall incur any liability.

         Section 5.2 Representations and Warranties of Buyer. To the best of Buyer's knowledge, Buyer represents and warrants to Seller as follows:

         (a) Organization and Qualification. Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the State of Texas and has the requisite corporate power to carry on its business as it is now being conducted. Buyer is duly qualified to do business and is in good standing in each jurisdiction in which the Assets to be acquired by it makes such qualification necessary.

         (b) Authority. Buyer has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Buyer.

         (c) Actions. There are no actions pending against Buyer or, to the knowledge of Buyer, threatened against Buyer that relate to the transactions contemplated by this Agreement.

         (d) Brokerage Fees and Commissions. Neither Buyer nor any affiliate of Buyer has incurred any obligation or entered into any agreement for any investment banking, brokerage or finder's fee or commission in respect of the transactions contemplated by this Agreement for which Seller shall incur any liability.

         Section 5.3 Representations and Warranties of Parent. To the best of Parent's knowledge, Parent represents and warrants to Seller as follows:

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

         (a) Subsidiaries. Parent owns, directly or indirectly, all of the capital stock or other equity interests of Buyer free and clear of any liens, and all the issued and outstanding shares of capital stock of Buyer are validly issued and are fully paid, non-assessable, and free of preemptive and similar rights to subscribe for or purchase securities. Parent has no other subsidiaries.

         (b) Organization and Qualification. Parent and Buyer are each an entity duly incorporated or otherwise organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Parent nor Buyer is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Parent and the Buyer is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement or the agreements for the Immediately Exercisable Options and the Reserve-Based Options (together, the "Transaction Documents"), (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Parent and the Buyer, taken as a whole, or (iii) a material adverse effect on the Parent's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no proceeding has been instituted in any such jurisdiction revoking, limiting, curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

         (c) Authority. Parent has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by Parent and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Parent and no further action is required by the Parent, its board of directors or its stockholders in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Parent and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Parent enforceable against it in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

         (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by Parent, the issuance and sale of the Securities and the consummation by Parent of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Parent's or Buyer's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Parent or Buyer, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Parent or Buyer debt or otherwise) or other understanding to which Parent or Buyer is a party or by which any property or asset of the Parent or Buyer is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Parent or Buyer is subject (including federal and state securities laws and regulations), or by which any property or asset of Parent or Buyer is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

         (e) Actions. There is no action, suit, proceeding, inquiry, or investigation before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or threatened against or affecting Parent, Buyer, or any of their respective directors or officers in their capacities as such, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or would adversely affect the transactions contemplated by this Agreement or that would adversely affect the validity or enforceability of, or the authority or ability of Parent to consummate the transactions contemplated by this Agreement. Parent and Buyer are unaware of any facts that could give rise to a claim or proceeding that, if asserted or conducted with results unfavorable to Parent or Buyer, could have a Material Adverse Effect.

         (f) Brokerage Fees and Commissions. Neither Parent nor Buyer has incurred any obligation or entered into any agreement for any investment banking, brokerage or finder's fee or commission in respect of the transactions contemplated by this Agreement for which Seller shall incur any liability.

         (g) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by Parent. The ordinary shares to be issued upon exercise of the Options, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by Parent. Parent has reserved from its duly authorized capital stock the maximum number of Ordinary Shares issuable pursuant to this Agreement and the Options.

         (h) Capitalization.

                  (i) The authorized capital stock of Parent consists of 192,414,201 fully paid issued ordinary shares. In addition, a total of 88,141,201 listed and unlisted options to purchase ordinary shares were issued. Each of the outstanding shares of Parent is duly authorized, validly issued, and fully paid and nonassessable, and has not been issued in violation of (nor are any of the authorized shares of Parent's capital stock subject to) any preemptive or similar rights created by statute, Parent's charter documents, or any agreement to which Parent is a party or bound, and such outstanding shares owned by Parent are owned free and clear of all security interests, liens, claims, pledges, agreements, limitations on Parent's voting rights, charges or other encumbrances of any nature whatsoever.

                  (ii) Except as identified in section 5.3(h)(i) or as set forth in Schedule 5.3(h), there are no options, warrants, or other rights (including registration rights), agreements, arrangements, or commitments of any character to which Parent is a party relating to the issued or unissued capital stock of Parent or obligating Parent to grant, issue, or sell any shares of its capital stock. Except as set forth in Schedule 5.3(h), Parent has no obligations, contingent or otherwise, to (1) repurchase, redeem, or otherwise acquire any ordinary shares or other capital stock of Parent; or (2) provide material funds to, or make any material investment in (in the form of a loan, capital contribution, or otherwise), or provide any guarantee with respect to the obligations of any other person. Except as described in Schedule 5.3(h), Parent does not directly or indirectly own, has not agreed to purchase or otherwise acquire, or does not hold any interest convertible into or exchangeable or exercisable for, 5% or more of the capital stock of any corporation, partnership, joint venture, or other business association or entity. Except as set forth in Schedule 5.3(h), there are no agreements, arrangements, or commitments of any character (contingent or otherwise) pursuant to which any person is or may be entitled to receive any payment based on Parent's revenues or earnings or calculated in accordance therewith. Except as set forth in Schedule

         5.3(h), there are no voting trusts, proxies, or other agreements or understanding to which Parent is a party or by which Parent is bound with respect to the voting of any shares of capital stock of Parent.

         (i) Required Filings and Consents. Except as set forth in Schedule 5.3(i), the execution and delivery of this Agreement by Parent does not, and consummation of the transactions contemplated hereby will not, require Parent to obtain any consent, license, permit, approval, waiver, authorization or order of, or to make any filing with or notification to, any governmental or regulatory authority, domestic or foreign, except when the failure to obtain such consents, licenses, permits, approvals, waivers, authorizations or orders, or to make such filings or notifications, would not, either individually or in the aggregate, materially interfere with Parent's performance of its obligations under this Agreement and would not have a Material Adverse Effect.

         (j) Reports and Financial Statements.

                  (i) Parent has furnished to Seller complete and accurate copies, as amended or supplemented, of (1) its annual report for the fiscal year ended June 30, 2005; (2) its interim financial report for the half-year ended December 31, 2005; and (3) its quarterly report for the quarter ended March 31, 2006, as filed with the Australian Stock Exchange ("ASX"), and all other reports filed by Parent with the ASX since June 30, 2005.

                  (ii) The audited consolidated financial statements of Parent included in Parent's annual report for the fiscal year ended June 30, 2005 (1) comply as to form in all material respects with applicable accounting requirements, including the Accounting Standards, Urgent Issues Consensus Views, the Authoritative Pronouncements of the Australian Accounting Standard Board, and the Corporations Act 2001;
         (2) fairly present the consolidated financial condition, results of operations, and cash flows of Parent as of the respective date thereof and for the period referred to therein, and (3) are consistent with Parent's books and records.

         (k) Absence of Certain Changes or Events. Except as set forth in
Schedule 5.3(k), since the date of Parent's most recent balance sheet provided in accordance with the description in section 5.3(j), there has not been any material adverse change in the business, operations, properties, level of inventory, assets, or condition of the business or any damage, destruction, or loss (whether or not covered by insurance) or Parent or Buyer, including:

                  (i) any change in the assets, liabilities, financial condition, or operating results of Parent or Buyer, except changes in the ordinary course of business;

                  (ii) any damage, destruction, or loss, whether or not covered by insurance;

                  (iii) any waiver by Parent or Buyer of a valuable right or of a material debt owed to it;

                  (iv) any change or amendment to Parent's charter documents or any agreement by which Parent or any of its assets or properties is bound or subject;

                  (v) any loans made by Parent or Buyer to or for the benefit of their employees, officers, or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of their business;

                  (vi) any resignation or termination of any executive officer or key employee of Parent or Buyer, and Parent is not aware of any impending resignation or termination of employment of any such officer or key employee;

                  (vii) any material change in any compensation arrangement or agreement with any employee, director, or equity owner;

                  (viii) any adoption, creation, or material change in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with the officers, directors, or employees of Parent or Buyer;

                  (ix) any sale, assignment, or transfer of any patents, trademarks, copyrights, trade secrets, or other intangible assets;

                  (x) any satisfaction or discharge of any lien or payment of any obligation by Parent or Buyer, except in the ordinary course of business and that is not material to the business, properties, prospects, or financial condition of Parent or Buyer;

                  (xi) any declaration, setting aside, or payment or other distribution in respect of any of Parent's equity ownership, or any direct or indirect redemption, purchase, or other acquisition of any of such equity ownership by Parent;

                  (xii) any lien created by Parent or Buyer respecting any of their material properties or assets, except liens for taxes not yet due or payable;

                  (xiii) any other event or condition of any character that has had a material adverse effect; or

                  (xiv) any agreement or commitment by Parent or Buyer to do any of the things described or in accordance with this section 5.3.

         (l) Compliance. Neither Parent nor Buyer (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Parent or Buyer under), nor has Parent or Buyer received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

         (m) No Vote Required. No vote of the holders of any class or series of Parent's equity security is necessary to approve the transactions contemplated by the Transaction Documents.

         (n) Labor Relations. No material labor dispute exists or is imminent with respect to any of the employees of Parent that could reasonably be expected to result in a Material Adverse Effect. None of Parent's or Buyer's employees is a member of a union that relates to such employee's relationship with Parent, and neither Parent nor Buyer is a party to a collective bargaining agreement, and Parent and Buyer believe that their relationships with their employees are good. No executive officer is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject Parent or Buyer to any liability with respect to any of the foregoing matters. Parent and Buyer are in compliance with all U.S. federal, state, local, and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (o) Information Supplied. Without limiting any of the representations and warranties contained herein, no representation or warranty of Parent and no statement by Parent or other information contained in or documents referred to in Parent's disclosure schedules, as of the date of such representation, warranty, statement, or document, contains or contained any untrue statement of material fact, or, at the date thereof, omits or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which such statements are or were made, not misleading.

         (p) Foreign Corrupt Practices. Neither Parent nor Buyer has, nor any director, officer, agent, employee, or other person acting on behalf of Parent or Buyer has in the course of his or her actions for or on behalf of Parent, used any corporate funds for any unlawful contribution, gift, entertainment, or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment to any foreign or domestic government official or employee. Without limiting the generality of the foregoing, Parent and Buyer have not directly or indirectly made or agreed to make (whether or not said payment is lawful) any payment to obtain, or with respect to, sales other than usual and regular compensation to its or their employees and sales representatives with respect to such sales.

         (q) Title to Assets. Parent and Buyer have good and marketable title in fee simple to all real property owned by them that is material to the business of Parent and Buyer and good and marketable title in all personal property owned by them that is material to the business of Parent and Buyer, in each case free and clear of all liens, except for liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Parent and Buyer and liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. All oil and gas royalty, working or operating interests or other rights held under lease on an oil and gas drilling location are held by Parent or Buyer under valid, subsisting and enforceable leases, farmout or participation agreements or other agreements with which Parent and Buyer are in compliance. Any other real property and facilities held under lease by Parent and Buyer are held by them under valid, subsisting, and enforceable leases with which Parent and Buyer are in compliance.

         (r) Insurance. Parent and Buyer are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Parent and Buyer are engaged, including, but not limited to, directors and officers insurance coverage. Neither Parent nor Buyer has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

         (s) Governmental Permits, etc. Each of Parent and Buyer has all necessary franchises, licenses, certificates, and other authorizations from any foreign, federal, state, or local government or governmental agency, department, or body that are currently necessary for the operation of its business as currently conducted, except when the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

         (t) Proprietary Rights. Parent does not own any material inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights, or trade secrets necessary for the conduct of the business of Parent or Buyer as currently conducted.

         (u) Transactions with Affiliates and Employees. Except as set forth on
Schedule 5.3(u), none of the officers or directors of Parent and none of the employees of Parent is presently a party to any transaction with Parent or Buyer (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Parent and (iii) for other employee benefits, including stock option agreements under any stock option plan of Parent.

         (v) Key Employees; Parent's Knowledge. Each Key Employee (as defined below) is currently serving Parent in the capacity disclosed in its most recent annual report. No Key Employee is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, noncompetition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject Parent or Buyer to any liability with respect to any of the foregoing matters. No Key Employee has any intention to terminate or limit his employment with, or services to, the Parent or Buyer, nor is any such Key Employee subject to any constraints (e.g., litigation) that would cause such employee to be unable to devote his full time and attention to such employment or services. "Key Employee" means each officer of Buyer.

         (w) Drilling Practices. The real property on which the Parent and Buyer have the right to explore, develop, or recover oil and gas substances (the "Current Properties"); all right, title, and interest of Parent and Buyer in and to the Current Properties; and all machinery, equipment, jigs, drills, dies, tools, handling equipment, furniture, furnishings and accessories and supplies of all kinds used on the Current Properties (collectively the "Oilfield Assets") have been operated in accordance with good oilfield practice, in compliance with the applicable law, ordinance, rule, regulation, order, judgment, or decree of any governmental entity, court, or arbitration tribunal, except for possible violations, the sanctions for which, either singly or in the aggregate would not have a Material Adverse Effect, and materially in accordance with the terms and conditions of all agreements applicable thereto.

         (x) Oil or Gas Balancing Agreements. Neither Parent nor Buyer, nor any other person on their behalf, have entered into any agreement or arrangements, commonly known as an oil or gas balancing, swaps, overproduction, or underlift-overlift agreements, that are among two or more persons owning interests in a portion of the Current Properties or pooled or unitized therewith; nor has there been any circumstance or case whereby one of such persons has taken, or may hereafter take, a share of the production of oil or gas substances from such Current Properties greater than it would otherwise be entitled to by virtue of its interest in such Current Properties, and which excess taking entitled the other persons to a credit in respect of subsequent production of Parent's oil and gas substances produced from such Current Properties.

         (y) Assets Subject to Obligations. The Oilfield Assets are not affected by any "take or pay" obligations.

         (z) Allowables. None of the oil and gas wells operated by Parent or Buyer on the Current Properties has been produced in excess of applicable production allowables imposed by applicable law, ordinance, rule, regulation, order, judgment, or decree of any governmental entity, court, or arbitration tribunal, since Parent or Buyer acquired its interest therein. Such oil and gas wells are not subject to any production penalty and Parent is not aware of any impending change in statutorily imposed or sanctioned production allowables imposed by applicable governmental entities currently applicable to any of the oil and gas wells other than changes that are in the public domain.

         (aa) Environmental Matters. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. ss. 9601, et seq., the Superfund Amendments and Reauthorization Act of 1986, Pub. L. no. 99 499, the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. ss. 6901, et seq., or other applicable state or federal laws adopted pursuant to any of the foregoing. Except as set forth in Schedule 5.3(aa), during the period of ownership, use, or other occupancy of the properties of Parent and Buyer, neither Parent nor Buyer have used, generated, manufactured, stored, treated, disposed of, or released any hazardous waste or substance on, under, or about any of the properties, except in compliance with environmental laws.

         (bb) Internal Accounting Controls. Parent and Buyer maintain a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                                  ARTICLE VI.
                             INVESTIGATION OF ASSETS

         Buyer conducted an investigation into the Assets in connection with the entry into the Farmout Agreement, and since that time has had full access to all Records, and its personnel have had full access to the Clear Creek Natural Gas Unit, both before and after the Operator Change Date. Buyer hereby acknowledges it has had the opportunity to inspect the Assets to its full satisfaction and specifically disclaims reliance on any representations, statements, or warranties of Seller except as specifically set forth in this Agreement.

                                  ARTICLE VII.
                     COVENANTS OF SELLER, BUYER, AND PARENT

         Section 7.1 Conduct of Business Pending Closing. Except as approved by Buyer in writing (which approval shall not be unreasonably withheld), Seller covenants and agrees that:

         (a) Sales. Seller shall not sell, transfer, assign, convey, farm-out, release, abandon or otherwise dispose of any of the Assets, or enter into any transaction the effect of which would be to cause Seller's ownership interest in any of the Assets to be altered from Seller's ownership interest as of the date of this Agreement, other than oil, gas and other hydrocarbons produced, saved and sold in the ordinary course of business.

         (b) Encumbrances. Seller shall not create or permit the creation of any lien, security interest or other encumbrance on any of the Assets.

         (c) Contracts and Agreements. Seller shall not enter into any oil, gas or other hydrocarbon sales, supply, exchange, processing or transportation contract with respect to the Assets without written consent of Buyer.

         (d) Notice of Defaults. Seller shall give prompt written notice to Buyer of any written notice of default (or threat of default, whether disputed or denied) received or given by Seller under any material instrument or agreement affecting the Assets to which Seller is a party or by which Seller or any of the Assets are bound.

         Section 7.2 Conveyance. Upon the terms and subject to the conditions of this Agreement, at or prior to the Closing, Seller and Buyer shall execute and deliver or cause the execution and delivery of the Assignment, Bill of Sale and Deed with Reservation of Net Profits Interest, in substantially the form attached hereto as Exhibit F (the "Conveyance"), together with all special federal or other assignment forms as may be required by Law to be executed in connection with the conveyance of specific Assets; provided that the terms and provisions of the Conveyance shall control as to any conflict between the Conveyance and any such special assignment forms.

         Section 7.3 Public Announcements. Without the prior written approval of the other Party hereto, which approval shall not be unreasonably withheld, no Party hereto will issue, or permit any agent or affiliate of it to issue, any press releases or otherwise make, or cause any agent or affiliate of it to make, any public statements with respect to this Agreement and the transactions contemplated hereby, except when such release or statement is deemed in good faith by the releasing Party to be required by Law or any national securities exchange, in which case the Party will use its commercially reasonable efforts to provide a copy to the other Party prior to any release or statement.

         Section 7.4 Further Assurances. Seller, Buyer, and Parent each agree, from time to time, whether before, at or after the Closing Date, to execute and deliver or cause its respective affiliates to execute and deliver such further instruments of conveyance and transfer and take such other action as may be necessary to carry out the purposes and intents of this Agreement.

         Section 7.5 Post-Closing Covenants of Buyer. Buyer covenants and agrees:

         (a) that it shall, with reasonable commercial diligence and dispatch, explore all geological zones and formations in which Buyer at any time has an interest below the surface of the Lands and, as warranted, develop and place the same into production with a view toward maximizing recovery of Hydrocarbons therefrom; and

         (b) that it shall, on an annual basis, provide Seller with a capital budget, which shall include an approximate description of its proposed field activities for the following year, including estimated expenditures.

                                 ARTICLE VIII.
                               CLOSING CONDITIONS

         Section 8.1 Seller's Closing Conditions. The obligation of Seller to consummate the transactions contemplated hereby is subject, at the option of Seller, to the satisfaction on or prior to the Closing Date of all of the following conditions:

         (a) Representations, Warranties and Covenants. The (i) representations and warranties of Buyer and Parent contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, and (ii) covenants and agreements of Buyer and Parent to be performed on or before the Closing Date in accordance with this Agreement shall have been duly performed in all material respects.

         (b) Conveyance. Buyer shall have executed and delivered the Conveyance prior to or on the Closing Date.

         (c) No Material Adverse Change. There has been no material adverse change in the financial condition of Parent.

         Section 8.2 Buyer's Closing Conditions. The obligation of Buyer to consummate the transactions contemplated hereby is subject, at the option of Buyer, to the satisfaction on or prior to the Closing Date of all of the following conditions:

         (a) Representations, Warranties and Covenants. The (i) representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, and (ii) covenants and agreements of Seller to be performed on or before the Closing Date in accordance with this Agreement shall have been duly performed in all material respects.

         (b) Conveyance. Seller shall have executed and delivered the Conveyance prior to or on the Closing Date.

         (c) Material Adverse Change. There has been no material adverse change in the operation or condition of the Assets since the Effective Time.

                                  ARTICLE IX.
                                     CLOSING

         Section 9.1 Closing. The "Closing" shall be held on the Closing Date at 10:00 a.m. (local time), at the offices of Buyer at 119 S. Tennessee Ave., Suite 200, McKinney, Texas 75069, or at such other time or place as the Parties may otherwise agree in writing.

         Section 9.2 Seller's Closing Obligations. At Closing, Seller shall execute and deliver, or cause to be executed and delivered, to Buyer the following:

         (a) the Conveyance;

         (b) the Existing Well Net Profits Interest Agreement;

         (c) the Future Well Net Profits Interest Agreement;

         (d) the Termination Agreement, terminating the Farmout Agreement;

         (e) letters in lieu of division and transfer orders executed by Seller relating to the Subject Interests in form reasonably necessary to reflect the conveyances contemplated hereby that have been approved by Buyer;

         (f) the Records; and

         (g) any agreements, instruments, and documents that are required by other terms of this Agreement to be executed and/or delivered by Seller to Buyer at the Closing.

         Section 9.3 Buyer's Closing Obligations. At Closing, Buyer shall (a) deliver, or cause to be delivered, the Purchase Price to Seller in immediately available funds to the bank account as provided in section 2.2 and the Share Payment; and (b) execute and deliver, or cause to be executed and delivered, to Seller the following:

                  (i) the Conveyance;

                  (ii) the Existing Well Net Profits Interest Agreement;

                  (iii) the Future Well Net Profits Interest Agreement;

                  (iv) the Termination Agreement, terminating the Farmout Agreement;

                  (v) the Immediately Exercisable Options and the Reserve-Based Options;

                  (vi) a legal opinion in substantially the form attached hereto as Exhibit G; and

                  (vii) any other agreements, instruments, and documents that are required by other terms of this Agreement to be executed and/or delivered by Buyer to Seller at the Closing.

                                   ARTICLE X.
                                EFFECT OF CLOSING

         Section 10.1 Revenues. After Closing, all proceeds, accounts receivable, notes receivable, income, revenues, monies and other items included in or attributable to the Assets with respect to any period of time after the Effective Time shall belong to and be paid over to Buyer.

         Section 10.2 Expenses. After Closing, all accounts payable and other costs and expenses with respect to the Assets prior to the Effective Time shall be borne by Seller. Any costs and expenses with respect to the Assets after the Effective Time shall be borne by the Buyer.

         Section 10.3 Payments and Obligations. If monies are received by any Party hereto that, under the terms of this Article X, belong to another Party, the same shall immediately be paid over to the proper Party. If an invoice or other evidence of an obligation is received that under the terms of this Article X is partially the obligation of Seller and partially the obligation of Buyer, then the Parties shall consult each other and each shall promptly pay its portion of such obligation to the obligee.

         Section 10.4 Survival. The representations and warranties of the Parties contained in this Agreement shall survive the Closing until twenty-four
(24) months after the Closing Date. All of the covenants and agreements made by each Party in this Agreement shall survive the consummation of the transactions contemplated herein and shall continue in full force and effect after the Closing indefinitely until all obligations with respect to any such covenants are fulfilled in their entirety.

                                  ARTICLE XI.
                                 INDEMNIFICATION

         Section 11.1 Indemnification by Buyer. FROM AND AFTER THE CLOSING DATE, BUYER SHALL INDEMNIFY AND HOLD HARMLESS THE SELLER, ITS PRESENT AND FORMER DIRECTORS, OFFICERS/PARTNERS, EMPLOYEES AND AGENTS, AND EACH OF THE DIRECTORS,

OFFICERS, PARTNERS, MEMBERS, HEIRS, EXECUTORS, SUCCESSORS AND PERMITTED ASSIGNS OF ANY OF THE FOREGOING (COLLECTIVELY, THE "SELLER INDEMNIFIED PARTIES") FROM AND AGAINST ANY AND ALL LIABILITIES, LOSSES, DAMAGES, FINES, PENALTIES, JUDGMENTS, SETTLEMENTS, AWARDS, COSTS, TAXES AND EXPENSES (INCLUDING REASONABLE FEES AND EXPENSES OF COUNSEL, CONSULTANTS, EXPERTS AND OTHER PROFESSIONAL FEES) (COLLECTIVELY, "LOSSES") ARISING OUT OF OR ATTRIBUTABLE OR RELATING TO (a) THE OWNERSHIP, USE, MAINTENANCE OR OPERATION OF THE ASSETS FROM AND AFTER MAY 10, 2005, AND (b) ANY MISREPRESENTATION, BREACH OF WARRANTY OR NONFULFILLMENT OF ANY COVENANT OR AGREEMENT ON THE PART OF BUYER HEREUNDER.

         Section 11.2 Indemnification by Parent. FROM AND AFTER THE CLOSING DATE, PARENT SHALL INDEMNIFY AND HOLD HARMLESS THE SELLER INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LIABILITIES, LOSSES, DAMAGES, FINES, PENALTIES, JUDGMENTS, SETTLEMENTS, AWARDS, COSTS, TAXES AND EXPENSES (INCLUDING REASONABLE FEES AND EXPENSES OF COUNSEL, CONSULTANTS, EXPERTS AND OTHER PROFESSIONAL FEES) ARISING OUT OF OR ATTRIBUTABLE OR RELATING TO ANY MISREPRESENTATION, BREACH OF WARRANTY OR NONFULFILLMENT OF ANY COVENANT OR AGREEMENT ON THE PART OF BUYER HEREUNDER.

         Section 11.3 Indemnification by Seller. SELLER SHALL INDEMNIFY AND HOLD HARMLESS BUYER AND PARENT, THEIR PRESENT AND FORMER DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS, AND EACH OF THE DIRECTORS, OFFICERS, HEIRS, EXECUTORS, SUCCESSORS AND ASSIGNS OF ANY OF THE FOREGOING (COLLECTIVELY, THE "BUYER INDEMNIFIED PARTIES") FROM AND AGAINST ANY AND ALL LOSSES ARISING OUT OF OR ATTRIBUTABLE OR RELATING TO (a) THE OWNERSHIP, USE, MAINTENANCE OR OPERATION OF THE ASSETS THAT OCCURRED PRIOR TO MAY 10, 2005, AND (b) FROM AND AFTER THE EFFECTIVE TIME ANY MISREPRESENTATION, BREACH OF WARRANTY OR NONFULFILLMENT OF ANY COVENANT OR AGREEMENT ON THE PART OF SELLER HEREUNDER.

         Section 11.4 Exclusive Remedy. Seller, Buyer, and Parent acknowledge and agree that from and after the Closing Date the indemnification provisions of this Article XI are the sole and exclusive remedy of Seller, Buyer, and Parent for the breach of any representation or warranty or nonfulfillment of any covenant or agreement on the part of Seller or Buyer or Parent under this Agreement or any certificate delivered pursuant hereto, and Seller does hereby release, acquit and forever discharge all Buyer Indemnified Parties and Buyer and Parent do hereby release, acquit, and forever discharge all Seller Indemnified Parties from any such other remedies.

                                  ARTICLE XII.
             TERMINATION; DISPUTE RESOLUTION; REMEDIES; LIMITATIONS

         Section 12.1 Termination of Agreement. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the
Closing:

         (a) by the mutual consent of Seller and Buyer; or

         (b) if the Closing has not occurred by the close of business on the Closing Date, then (i) by Seller if any condition specified in section 8.1 has not been satisfied on or before such close of business, and shall not theretofore have been waived by Seller, or (ii) by Buyer if any condition specified in section 8.2 has not been satisfied on or before such close of business, and shall not theretofore have been waived by Buyer; provided, in each case, that the failure to consummate the transactions contemplated hereby on or before such date did not result from the failure by the Party or Parties seeking termination of this Agreement to fulfill any undertaking or commitment provided for herein on the part of such Party or Parties that is required to be fulfilled on or prior to Closing.

         Section 12.2 Dispute Resolution. In the event of any dispute between the Parties relating to this Agreement and/or the Assets, the Parties agree to abide by the terms and provisions of the alternative dispute resolution procedures set forth in Schedule 12.2 attached hereto and fully incorporated herein.

         Section 12.3 Limitations. NOTWITHSTANDING ANYTHING CONTAINED TO THE CONTRARY IN ANY OTHER PROVISION OF THIS AGREEMENT, SELLER, BUYER, AND PARENT AGREE THAT THE RECOVERY BY ANY PARTY HERETO OF ANY DAMAGES SUFFERED OR INCURRED BY IT AS A RESULT OF ANY BREACH BY ANOTHER PARTY OF ANY OF ITS REPRESENTATIONS, WARRANTIES, COVENANTS OR AGREEMENTS UNDER THIS AGREEMENT SHALL BE LIMITED TO THE ACTUAL DAMAGES SUFFERED OR INCURRED BY THE NON-BREACHING PARTY AS A RESULT OF THE BREACH BY THE BREACHING PARTY OF ITS REPRESENTATIONS, WARRANTIES, COVENANTS OR AGREEMENTS HEREUNDER AND IN NO EVENT SHALL THE BREACHING PARTY BE LIABLE TO THE NON-BREACHING PARTY FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES SUFFERED OR INCURRED BY THE NON-BREACHING PARTY AS A RESULT OF THE BREACH BY THE BREACHING PARTY OF ANY OF ITS REPRESENTATIONS, WARRANTIES, COVENANTS OR AGREEMENTS HEREUNDER. For purposes of the foregoing, actual damages may, however, include indirect, consequential, special, exemplary or punitive damages to the extent (a) the injuries or losses resulting in or giving rise to such damages are incurred or suffered by a person or entity that is not a Seller Indemnified Party, a Buyer Indemnified Party or an affiliate of any of the foregoing, and (b) such damages are recovered against an indemnified Party hereunder by a person or entity that is not a Seller Indemnified Party, a Buyer Indemnified Party or an affiliate of any of the foregoing. This section 12.3 shall operate only to limit a Party's liability and shall not operate to increase or expand any contractual obligation of a Party hereunder or cause any contractual obligation of a Party hereunder to survive longer than as otherwise provided.

                                  ARTICLE XIII.
                                  MISCELLANEOUS

         Section 13.1 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party.

         Section 13.2 Governing Law. THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW RULES THAT WOULD DIRECT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

         Section 13.3 Entire Agreement. This Agreement and the schedules and exhibits hereto contain the entire agreement between the Parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the Parties other than those set forth or referred to herein. The headings herein are for convenience only and shall have no significance in the interpretation hereof.

         Section 13.4 Expenses. Buyer shall be responsible for all recording fees relating to the filing of instruments transferring title to Buyer from Seller. Seller shall be responsible for (a) any sales taxes that may become due and owing by reason of the sale of the Assets hereunder, (b) all transfer, stamp, documentary and similar taxes imposed on the Parties hereto with respect to the property transfer contemplated pursuant to this Agreement, and (c) all income and other taxes incurred by or imposed on Seller with respect to the transactions contemplated hereby. All other costs and expenses incurred by each Party hereto in connection with all things required to be done by it hereunder, including attorney's fees, accountant fees and the expense of title examination, shall be borne by the Party incurring same.

         Section 13.5 Notices. Unless otherwise expressly provided in this Agreement, all notices required or permitted hereunder shall be in writing and deemed sufficiently given for all purposes hereof if (a) delivered in person, by courier, by overnight delivery service or by registered or certified United States Mail to the person or entity to be notified, with receipt obtained, or
(b) sent by telecopy, telefax or other facsimile or electronic transmission, with "answer back" or other "advice of receipt" obtained, in each case to the appropriate address or number as set forth below. Each notice shall be deemed effective on receipt by the addressee as aforesaid; provided that, notice received by telex, telecopy, telefax or other facsimile or electronic transmission after 5:00 p.m. at the location of the addressee of such notice shall be deemed received on the first business day following the date of such electronic receipt. Notices to Seller shall be addressed as follows:

                          Mid-Power Resources Corporation
                          8290 W. Sahara Ave., Suite 186
                          Las Vegas, Nevada 89117
                          Attention: James W. Scott, Susan Trimboli
                          Telephone No.:  (702) 838-0716
                          Facsimile No.:  (702) 838-5087

or at such other address or to such other telecopy, telefax or other facsimile or electronic transmission number and to the attention of such other person or entity as Seller may designate by written notice to Buyer. Notices to Buyer shall be addressed to:

                          Marion Energy, Inc.
                          119 S. Tennessee Ave., Suite 200
                          McKinney, Texas 75069
                          Attention: Keri Clarke, Vice President-Land
                          Telephone No.:  (972) 540-2967
                          Facsimile No.:  (972) 547-9499
or at such other address or to such other telecopy, telefax or other facsimile or electronic transmission number and to the attention of such other person as Buyer may designate by written notice to Seller. Notices to Parent shall be addressed to:

                          Marion Energy Limited
                          Suite 3, Pacific Tower
                          737 Burwood Road
                          HAWTHORN, VIC, AUSTRALIA, 3122
                          Attention: Peter Collery
                          Telephone No.:  03 8862 6466
                          Facsimile No.:  03 8862 6614

         Section 13.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

         Section 13.7 Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the Party against whom enforcement of any such modification or amendment is sought. Any Party hereto may, only by an instrument in writing, waive compliance by another Party hereto with any term or provision of this Agreement on the part of such other Party hereto to be performed or complied with. The waiver by any Party hereto of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

         Section 13.8 Schedules and Exhibits. All schedules and exhibits hereto that are referred to herein are hereby made a part hereof and incorporated herein by such reference.

         Section 13.9 Ad Valorem Tax Proration. Ad valorem taxes related to the Assets will be prorated as of the Effective Time. For ad valorem taxes for a period that the Effective Time splits that have been paid by Seller, Buyer shall reimburse Seller for the portion thereof equal to the percentage of such period represented by the portion of such period beginning at the Effective Time. For ad valorem taxes for a period that the Effective Time splits that have not been paid to Seller, Buyer shall pay such taxes and Seller shall reimburse Buyer for a percentage of such taxes equal to the portion of such period that ends on the day immediately preceding the Effective Time. Section 13.10 Agreement for the Parties' Benefit Only. Except as specified in Article XI, which is also intended to benefit and to be enforceable by any of the indemnified parties, this Agreement is not intended to confer upon any person or entity not a Party hereto any rights or remedies hereunder, and no person or entity, other than the Parties hereto or the other Seller Indemnified Parties or the other Buyer Indemnified Parties, is entitled to rely on any representation, warranty, covenant or agreement contained herein. In each case, such third party beneficiary may only bring suit against the defaulting Party or Parties.

         Section 13.11 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         Section 13.12 Time of Essence. Time is of the essence in this Agreement.

         IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the Parties as of the day first above written.

                                                SELLER:

                                                MID-POWER RESOURCE CORPORATION


                                                By: /s/ James W. Scott
                                                   ----------------------------
                                                Name: James W. Scott
                                                Title: President

                                                BUYER:

                                                MARION ENERGY, INC.


                                                By: /s/ Keri Clarke
                                                   ----------------------------
                                                Name: Keri Clarke
                                                Title: Vice President-Land

                                                PARENT:

                                                MARION ENERGY LIMITED


                                                By: /s/ Keri Clarke
                                                   ----------------------------
                                                Name: Keri Clarke
                                                Title: Vice President-Land

                                 Schedule 5.1(c)
                                Required Consents


                                      None

                                 Schedule 5.1(h)
                               Material Contracts


                                      None

                                 Schedule 5.1(o)
                       Proposed Operations or Expenditures


                                      None

                                 Schedule 5.3(h)
                     Commitments Related to Parent's Capital


                                      None

                                 Schedule 5.3(i)
                          Required Filings and Consents


                                      None

                                 Schedule 5.3(k)
                            Material Adverse Changes


                                      None

                                 Schedule 5.3(u)
                   Transactions with Affiliates and Employees


                                      None

                                Schedule 5.3(aa)
                              Environmental Matters


                                      None

                                  Schedule 12.2
                    Alternative Dispute Resolution Procedures


         In the event of any dispute, the Parties shall promptly negotiate in good faith in attempt to resolve such dispute. Any dispute that is not resolved by the Parties shall be settled exclusively and finally by arbitration in accordance with the following procedures:

                  (a) Such arbitration shall be conducted pursuant to the Federal Arbitration Act, except as expressly provided otherwise in this Agreement. The validity, construction, and interpretation of these procedures, and all procedural aspects of the arbitration conducted pursuant hereto, including the determination of the issues that are subject to arbitration (i.e., arbitrability), the scope of the arbitrable issues, allegations of "fraud in the inducement" to enter into the Agreement or these arbitration procedures, allegations of waiver, laches, delay or other defenses to arbitrability, and the rules governing the conduct of the arbitration (including the time for filing an answer, the time for the filing of counterclaims, the times for amending the pleadings, the specificity of the pleadings, the extent and scope of discovery, the issuance of subpoenas, the times for the designation of experts, whether the arbitration is to be stayed pending resolution of related litigation involving third parties not bound by the Agreement, the receipt of evidence, and the like), shall be decided by an independent expert, who shall serve as sole arbitrator (the "Independent Expert"). The Independent Expert shall be appointed by mutual agreement of Seller and Buyer from among candidates with experience and expertise in the area that is the subject of such Dispute, and failing such agreement, such Independent Expert for such Dispute shall be selected in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "Rules"). The arbitration administered by the Independent Expert and shall be conducted pursuant to the Rules, except as expressly provided otherwise in this Agreement. The arbitration proceedings shall be subject to any optional rules contained in the Rules for emergency measures and, in the case of disputes with respect to amounts in excess of $1,000,000, optional rules for large and complex cases.

                  (b) The Independent Expert shall permit and facilitate such discovery as he/she determines is appropriate in the circumstances, taking into account the needs of the Parties and the desirability of making discovery expeditious and cost-effective. Such discovery may include pre-hearing depositions, particularly depositions of witnesses who will not appear personally to testify, if there is a demonstrated need therefor. The Independent Expert may issue orders to protect the confidentiality of proprietary information, trade secrets and other sensitive information disclosed in discovery.

                  (c) All arbitration proceedings hereunder shall be conducted in Dallas, Texas, or such other mutually agreeable location.

                  (d) In deciding the substance of the dispute, the Independent Expert shall refer to the substantive laws of the State of Utah for guidance (excluding choice-of-law principles that might call for the application of the laws of another jurisdiction). Matters relating to arbitration shall be governed by the Federal Arbitration Act.

                  (e) The Parties shall request the Independent Expert to conduct a hearing as soon as reasonably practicable after appointment and to render a final decision completely disposing of the dispute that is the subject of such proceedings as soon as reasonably practicable after the final hearing. The Parties shall instruct the Independent Expert to impose time limitations he/she considers reasonable for each phase of such proceeding, including, without limitation, limits on the time allotted to each Party for the presentation of its case and rebuttal. The Independent Expert shall actively manage the proceedings as he/she deems best so as to make the proceedings fair, expeditious, economical, and less burdensome than litigation. To provide for speed and efficiency, the Independent Expert may: (i) limit the time allotted to each Party for presentation of its case; and (ii) exclude testimony and other evidence they deem irrelevant or cumulative.

                  (f) Notwithstanding any other provision in this Agreement to the contrary, the Parties expressly agree that the Independent Expert shall have absolutely no authority to award consequential, incidental, special, treble, exemplary or punitive damages of any type under any circumstances regardless of whether such damages may be available under Utah law, or any other laws, or under the Federal Arbitration Act or the Rules.

                  (g) The Parties shall request that final decision of the Independent Expert be in writing, be as brief as possible, set forth the reasons for such final decision, and if the Independent Expert awards monetary damages to either Party, contain a certification by the Independent Expert that they have not included any consequential, incidental, special, treble, exemplary or punitive damages. To the fullest extent permitted by law, the arbitration proceeding and the Independent Expert's decision and award shall be maintained in confidence by the Parties and the Parties shall instruct the Independent Expert to likewise maintain such matters in confidence.

                                                                    EXHIBIT A TO
                                                        ASSET PURCHASE AGREEMENT


             SCHEDULE SHOWING THE OWNERSHIP OF OIL AND GAS INTERESTS
                              CLEAR CREEK UNIT AREA
                          CARBON & EMERY COUNTIES, UTAH


Attached to and made part of that certain Asset Purchase Agreement dated August 31, 2006, and effective as of August 28, 2006, by and between Mid-Power Resource Corporation, as Seller, and Marion Energy Inc., as Buyer, and Marion Energy Limited, as Parent of Buyer

                                                              Exhibit A

============================================================================================================================
                                LEGAL                                             LESSOR                     BOOK/
    SEC/T/R                  DESCRIPTION                   Federal/State/Fee   NAME & ADDRESS       DATE     PAGE     COUNTY
----------------------------------------------------------------------------------------------------------------------------
13S-6E, SEC: 13       E/2SE/4NE/4, E/2E/2SE/4, SW/4SE/4SE/4   Fee/ UT 2570-
                                                                 00020         Utah Fuel Company    8/4/45   3Y/359   CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-6E, SEC: 24       E/2NE, S/2SWNE
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC: 17       S/2SW
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC: 18       LOTS 1,2,3,4, E/2SW/2, S/2SE
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC: 19       LOTS 1,2,3,4, NENW, W/2NE, NENE, NWSE
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC: 20       N/2NW, W/2NE, SWSENE, W/2SE, W/2E/2SE
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC: 29       W/2NE, W2NENE, SENE, E/2SE
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC: 30       LOTS 1,2,3,4 E/2SW, SENE
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC: 31       LOTS 1,2,4, SENW, SESW, E/2
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC: 32       ALL
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC: 5        LOTS 1,2,3,4, S/2NE, SE, NWSW, S/2SW
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC: 6        LOTS 1,2,3,4,5, AND ALL OF 6 AND 7 IN
                      CARBON COUNTY, E/2SW, SENW, S/2NE
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC: 7        ALL OF NENW LYING IN CARBON COUNTY
----------------------------------------------------------------------------------------------------------------------------
 13S-7E, SEC 8        E/2SW                                   FEE/UT 2570-00023-
                                                                     AE           Therald Jensen     4/1/77  173/450  CARBON
----------------------------------------------------------------------------------------------------------------------------
 13S-7E, SEC 8        E/2SW                                   FEE/UT 2570-00023-   Mary Louise
                                                                     AA               Seamons        4/1/77  173/430  CARBON
----------------------------------------------------------------------------------------------------------------------------
 13S-7E, SEC 8        E/2SW                                   FEE/UT 2570-00023-
                                                                     AB            Anthon W. Madsen  4/1/77  173/435  CARBON
----------------------------------------------------------------------------------------------------------------------------
 13S-7E, SEC 8        E/2SW                                   FEE/UT 2570-00023-
                                                                     AF            Bonnie Jensen     4/1/77  173/455  CARBON
----------------------------------------------------------------------------------------------------------------------------
 13S-7E, SEC 8        E/2SW                                   FEE/UT 2570-00023-
                                                                     AG           Johannah M. Hafen  4/1/77  173/460  CARBON
----------------------------------------------------------------------------------------------------------------------------
 13S-7E, SEC 8        E/2SW                                   FEE/UT 2570-00023-
                                                                     AC           Annie M. Anderson  4/1/77  173/440  CARBON
----------------------------------------------------------------------------------------------------------------------------
 13S-7E, SEC 8        E/2SW                                   FEE/UT 2570-00023-
                                                                     AD              Jack Thomas     4/1/77  173/445  CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 7         SE OF LOT 3, LOT 4, E/2SW, NWSE, SWNE,                    THREE STATES NATURAL
                      SWSENW, E/2NWNE, SWNWNE                 FEE/UT 2570-00027       GAS CO         1/1/57  45/187   CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 8         W/2NW, SENW                             FEE/ UT 2570-000  Louise M. Watts      7/26/50 15c/380  CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 17        SWNE, W/2SE                             FEE/ UT 2570-000  Estate of Leon J.
                                                                                Nicolaides           7/1/77  173/424  CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 17        SWNE, W/2SE                             FEE/ UT 2570-000  Estate of Leon J.
                                                                                Nicolaides           7/1/77  173/418  CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 17        SWNE, W/2SE                             FEE/ UT 2570-000  Estate of Leon J.
                                                                                Nicolaides           7/1/77  173/412  CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E SEC 5          SWSW                                    FEE/UT 2570-0002  H.B. Simonsen       7/29/52   19/46   CARBON
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
13S-7E SEC 6          SESE
----------------------------------------------------------------------------------------------------------------------------
13S-7E SEC 7          E/2NE
----------------------------------------------------------------------------------------------------------------------------
14S-6E SEC 1          E/2SW                                   FEE/UT 2570-0002  Utah Fuel Company    8/4/45    C/73   EMERY
----------------------------------------------------------------------------------------------------------------------------
14S-6E SEC 12         E/2NENW
----------------------------------------------------------------------------------------------------------------------------
14S-7E SEC 6          ALL LOTS 6 AND 7 LYING IN EMERY COUNTY
----------------------------------------------------------------------------------------------------------------------------
14S-7E SEC 7          LOTS 1 AND 2, ALL NENW LYING IN EMERY
                      COUNTY
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 8:        W/2NW, SENW                             FEE/UT 2570-0002  Justus O. Seeley       9/4/52  17/416 CARBON
----------------------------------------------------------------------------------------------------------------------------
14S-6E SEC 24         NESE, SENE                              FEE/UT 2570-0002  PHELPS DODGE CORP
                                                                                AND THE               11/1/76  90/785 EMERY
----------------------------------------------------------------------------------------------------------------------------
13S7E, SEC 31         NENW                                    STATE/UT 2570-
                                                                   00015        STATE OF UTAH ML-1254  1/2/52         CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 31        LOT 3, NESW                             STATE/UT 2570-
                                                                   00016        STATE OF UTAH ML-1255  1/2/52         CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 20        SENW, E/2SW,                            STATE/UT 2570-
                                                                   00017        STATE OF UTAH ML-1256  1/2/52         CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 29        NENW, S/2NW, SW, W/2SE
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 17        N/2NW, SENW                             STATE/UT 2570-
                                                                   00018        STATE OF UTAH ML-1257  1/2/52         CARBON
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 5         S/2NW, NESW                             STATE/UT 2570-
                                                                   00019        STATE OF UTAH ML-1258  1/2/52         CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 7         NESE, S/2SE                             FEDERAL/UT 2570-
                                                                   00001        USA-U-01289            6/1/51         CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 17        SWNW, N/2SW
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 18        NE, N/2SE
----------------------------------------------------------------------------------------------------------------------------
13S-6E, SEC 24        SE                                      FEDERAL/UT 2570-
                                                                    00002       USA-U-065185           4/1/47         CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-6E, SEC 25        LOTS 1-3, S/2NE, SENW, E/2SW, SE,
----------------------------------------------------------------------------------------------------------------------------
13S-6E, SEC 36        LOTS 3-4, NE, E/2NW, N/2SE
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 19        SENE, E/2SE, SWSE, E/2SW, SENW
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 20        W/2SW, SWNW
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 29        NWNW
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 30        NENW
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 21        W/2SW                                   FEDERAL/UT 2570-
                                                                    00003       USA-U-14099           12/1/50         EMERY
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 28        SENW, E/2SW,
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 33        LOT 3, SWNE, NWSE
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 17        LOTS 1-2, E/2NW                         FEDERAL/UT 2570-
                                                                   00004        USA-U-017602           3/1/56         CARBON
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 18        LOTS 1-4
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 20        ALL                                     FEDERAL/ UT 2570-
                                                                    00005       USA-U-02353           11/1/51         CARBON/EMERY
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 28        W/2W.2
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 29        ALL
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 30        ALL
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC33         LOTS 1,2 N/2SW,NW
----------------------------------------------------------------------------------------------------------------------------
14S-6E, SEC 24        SESE                                    FEDERAL/UT 2570-
                                                                    00006       USA-U-01740            7/1/51         CARBON/EMERY
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
14S-6E, SEC 25        E/2NE
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 17        S/2
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 18        SE
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 19        ALL
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 32        ALL                                     FEDERAL/UT 2570-
                                                                   00007        USA-U-01481            7/1/51         EMERY
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 17        NE                                      FEDERAL/UT 2570-
                                                                   00008        USA-U-02354            1/1/52         CARBON
----------------------------------------------------------------------------------------------------------------------------
14S-6E, SEC 1         LOTS 1-3, SE, S/2N/2                    FEDERAL/UT 2570-
                                                                   00009        USA-U-014098           3/1/51         CARBON/EMERY
----------------------------------------------------------------------------------------------------------------------------
14S-6E, SEC 12        NE, NESE
----------------------------------------------------------------------------------------------------------------------------
14S-6E, SEC 13        SENE, E/2SE
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 6         SE
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 7         LOTS 3-14, SENW
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 8         LOTS 1-6, E/2SW, SE                     FEDERAL/UT 2570-
                                                                 00010          USA-SL-065187-A        3/1/52         CARBON
----------------------------------------------------------------------------------------------------------------------------
14S-6E, SEC 24        NENE                                    FEDERAL/UT 2570-
                                                                  00011         USA-U-76583            6/1/51         EMERY
----------------------------------------------------------------------------------------------------------------------------
14S-6E, SEC 25        NESE
----------------------------------------------------------------------------------------------------------------------------
15S-7E, SEC 4         LOTS 3-6,11,12,S/2                      FEDERAL/UT 2570-
                                                                  00012         USA-U-01338            6/1/51         EMERY
----------------------------------------------------------------------------------------------------------------------------
15S-7E, SEC 9         N/2N/2
----------------------------------------------------------------------------------------------------------------------------
15S-7E, SEC 5         LOTS 1-12, SW                           FEDERAL/UT 2570-
                                                                  00013         USA-U-01339            1/1/52         EMERY
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 31        ALL
----------------------------------------------------------------------------------------------------------------------------
15S-7E, SEC 4         LOTS 2,7,10                             FEDERAL/UT 2570-
                                                                   00014        USA-U-01874            8/1/51         CARBON
============================================================================================================================

                                                                    EXHIBIT B TO
                                                        ASSET PURCHASE AGREEMENT


            STOCK OPTION AGREEMENT BETWEEN MARIAN ENERGY LIMITED AND
              MID-POWER RESOURCE CORPORATION DATED AUGUST 28, 2006







                                                          Stock Option Agreement











                                                           Marion Energy Limited

                                                                             And

                                                  Mid-Power Resource Corporation

Contents

Clause                                                                 Page
         Date                                                             1
         Parties                                                          1
         Introduction                                                     1
         Operative Part                                                   1
            1. Defined Terms                                              1
            2. Conditions                                                 2
            3. Options                                                    2
            4. Exercise                                                   3
            5. Warranties                                                 3
            6. Term of This Agreement                                     3
            7. Communications                                             4
            8. General                                                    5

Schedule 1 - Dictionary
Schedule 2 - Warranties
Schedule 3 - Addresses for Service
Signing Page

Date
________________________________________________________________________________

    This Stock Option Agreement is made this 28th day of August, 2006.

Parties
________________________________________________________________________________

         The Parties to this agreement are -

                  Marion Energy Limited              ("MAE")
                  ABN 99 000 031 292

                  Mid-Power Resource Corporation     ("MPRC")

Introduction
________________________________________________________________________________

         MAE is an Australian public company listed on the Australian Stock Exchange Limited.

         Marion Energy, Inc. ("MEI") is a Texas corporation which is a wholly owned subsidiary of MAE.

         MPRC is a Nevada corporation.

         MPRC has entered into the Asset Purchase Agreement with MEI.

         Pursuant to the terms and conditions of the Asset Purchase Agreement, MEI and its parent, MAE, have agreed to grant MPRC certain options to subscribe for shares in MAE.

         This agreement governs the parties' rights and obligations with respect to the options being granted.

         This agreement will be Exhibit "B" to the Asset Purchase Agreement.


Operative Part

1.       Defined Terms
________________________________________________________________________________

         Words and phrases with a particular meaning are defined in the dictionary in schedule 1 to this agreement and have an initial capital letter.

         These meanings apply in this agreement unless the contrary intention appears.


2.       Conditions
________________________________________________________________________________

2.1      When this agreement becomes enforceable
         The rights and obligations of the parties under this agreement are enforceable on and from the date they sign this agreement.




3.       Options
________________________________________________________________________________

3.1      Issuance of the options

         As of the Closing Date of the Asset Purchase Agreement, all of the options listed below shall be issued by MAE to MPRC:

                  --------------------------------------------------------------
                  Option Giver         Option Taker      Subject Matter of the
                                                                Option
                  --------------------------------------------------------------
                     MAE                   MPRC        Five Million (5MM) shares
                                                       in MAE at an option
                                                       exercise price of AUD
                                                       0.40 per share
                  --------------------------------------------------------------


3.2      Option exercise period

         MPRC may exercise the options at any time during the period beginning on the Closing Date of the Asset Purchase Agreement and ending on the fifth anniversary of that date, when the options lapse.

3.3      Exercising an option

         MPRC may exercise an option by giving written notice to MAE.

4.       Exercise
________________________________________________________________________________

4.1      MPRC's obligations on exercise

         MPRC will pay the option exercise price by electronic funds transfer
         (EFT) on the Exercise Date.

4.2      MAE's obligations on completion

         Subject to receiving payment of the option exercise price MAE will issue scrip and enter MPRC as the holder of the shares which are the subject of the option within two (2) Business Days after the Exercise Date.


5.       Warranties
________________________________________________________________________________

5.1      MAE's warranties

         MAE warrants and represents to MPRC that each of the statements set out in part 1 of schedule 2 is correct.

         MAE will repeat the warranties and representations on the Exercise
         Date.

         MAE acknowledges that MPRC has entered into this agreement in reliance on those representations and warranties.

5.2      MPRC's warranties

         MPRC warrants and represents to MAE that each of the statements set out in part 2 of schedule 2 is correct.

         MPRC will repeat the warranties and representations on the Exercise
         Date.

         MPRC acknowledges that MPRC has entered into this agreement in reliance on those representations and warranties.


6. Term of this Agreement
________________________________________________________________________________

6.1      Commencement

         This agreement is taken to have commenced on the 28th day of August, 2006.

6.2      Duration

         This agreement will end on the 28th day of August, 2011, unless ended before that date.


6.3      Consensus to end this agreement

         The parties may agree to end this agreement at any time.


6.4      Automatic ending

         This agreement ends automatically if the Asset Purchase Agreement is terminated.


7.       Communications
________________________________________________________________________________

7.1      How notices are to be given

         A party must give any notice, consent, or demand under this agreement in writing that must be signed by either that party or that party's Authorized Representative.

         A party may give a notice, consent, or demand under this agreement by -

         (a) sending it by email to the other party's email address, or

         (b) sending it by facsimile to the other party's facsimile number, or

         (c) in any other way the law permits.

7.2      Deemed receipt

         A notice or other communication is properly given or served if -

         (a) sent by facsimile, at the time which the facsimile machine from which it is sent records that the communication has been transmitted satisfactorily (or, if such time is outside normal business hours, at the time of resumption of normal business hours);

         (b) sent by electronic mail, only in the event that the other party acknowledges receipt by any means; or

         (c) sent by any other electronic means, only in the event that the other party acknowledges receipt by means.

7.3      Services of notice

         Each party's address for service is set out in schedule 3.

         A party may give notice to the other of any change, of contact, person, address or facsimile number.



8.       General
________________________________________________________________________________

8.1      Action on a non-Business day

         If something is to be done in accordance with this agreement on a day that is not a Business Day, then that thing must be done on the following Business Day.

8.2      Amendments

         No party may vary this agreement unless the other party agrees in writing.

8.3      Assignment

         No party may assign their rights under this agreement unless the other party agrees in writing.

8.4      Construction

         In this agreement -
         (a) a reference to an individual or person includes a reference to a company and vice versa;

         (b)      the singular includes the plural and vice versa;

         (c)      a word denoting a gender includes all genders;

         (d) a schedule or annexure to this agreement is a part of the document;

         (e) a reference to a schedule is a reference to a schedule of this agreement unless indicated otherwise;

         (f) a reference to an agreement or document or law is a reference to the agreement, document, or law (and, if applicable, any of its provisions) as amended, novated, supplemented, or replaced for the time being;

         (g) a reference to "dollars" or "$" is to an amount in Australian currency; and

         (h) where an expression is defined, another part of speech or grammatical form of that expression has a corresponding meaning.

8.5      Costs

         Each party must bear and is responsible for its own costs in respect of the preparation, execution, completion and carrying into effect of this agreement.

8.6.     Counterparts

         This agreement may consist of a number of copies, each signed by one or more parties to this agreement.

         If so, the signed copies are taken as making up the one document.

8.7      Entire agreement

         This agreement sets out the rights and obligations of the parties in respect of its subject matter, being subject to the terms and conditions of the Asset Purchase Agreement which shall control in the case of any conflicts or inconsistencies.

8.8      Further steps

         The parties must do all things and sign all documents necessary to give effect to this agreement.

8.9      Governing law and jurisdiction

         The laws of the State of Victoria, Australia, govern this document.

         The parties irrevocably submit to the jurisdiction of the courts of the State of Victoria.

8.10     Headings

         Headings do not affect the interpretation of this agreement.

8.11     Severance

         Each provision of this document is severable from the others and severance of a provision does not affect any other provision of this agreement.

8.12     Survival of clauses

         A provision of this document that can, and is intended to, operate after the ending of this agreement, remains effective.

8.13     Time of the essence

         Time is of the essence in a party's performance of obligations under this agreement.

8.14     Waiver

         A party may waive any right under this agreement only by giving written notice to the other waiving that particular right.

         A party who does not exercise any right, or does not exercise it as soon as practicable, does not wave that right.

         A party who exercises a right once, or partly, may exercise that right, or other rights, again.

                                   Schedule 1
                                   (Clause 1)

                                   Dictionary


Asset Purchase Agreement            means the agreement so called as of the
                                    Effective Date, August 28, 2006, between
                                    MPRC and MEI.

Authorized Representative           means in a respect of a Shareholder, a
                                    person whom that Shareholder has appointed as an authorized representative, or that party's lawyer.

Business Day                        means a day which is not a Saturday, Sunday,
                                    a public or bank holiday in Melbourne.

Exercise Date                       in respect of the exercise of the options is
                                    two (2) Business days after the date on
                                    which MAE receives notice from MPRC that MPRC will exercise the options.

MAE                                 means Marion Energy Limited ABN 99 000 031
                                    292

MEI                                 means Marion Energy Inc.

MPRC                                means Mid-Power Resource Corporation

                                   Schedule 2
                                   (Clause 5)

                                   Warranties

Part 1   MAE's Warranties
________________________________________________________________________________

Corporate status

         MAE is incorporated in Australia.

         MAE is not an externally administered body corporate and no controller has been appointed.

         Note: Clause 9 of the Corporation Act 2001 (Cth) defines' externally administered body `corporate' and `controller'.

Corporate power and corporate action

         MAE has the corporate power, and has taken all corporate action necessary, to enter into this agreement and do all things this agreement requires.

         The company will not contravene any -

         (a) law or directive from a government body

         (b) agreement to which the corporation is a party, or

         (c) obligation to another party

         By entering into this agreement and doing all things that they require.

Due execution

         MAE has duly executed this agreement.


Part 2   MPRC's warranties
________________________________________________________________________________

Corporate status

         MPRC is incorporated in Nevada.

Corporate power and corporate action

         MPRC has the corporate power, and has taken all corporate action necessary, to enter into this agreement and do all things this agreement requires.

         MPRC will not contravene any -

         (a) law or directive from a government body

         (b) agreement to which the corporation is a party, or

         (c) obligation to another party

         By entering into this Agreement and doing all things that they require.

Due Execution

         MPRC has duly executed this agreement.

                                   Schedule 3
                                   (Clause 7)

                              Addresses for Service

--------------------------------------------------------------------------------
  Party                               Address
--------------------------------------------------------------------------------

  MAE                                 Contact Person       Peter Collery
                                     -------------------------------------------

                                      Address
                                     -------------------------------------------

                                      Email

--------------------------------------------------------------------------------

  MPRC                                Contact Person       Jim Scott
                                     -------------------------------------------

                                      Address
                                     -------------------------------------------

                                      Email     jscott@mid-powerservice.com
--------------------------------------------------------------------------------

Signing Page
________________________________________________________________________________

Executed by Marion Energy Limited, ABN 99
000 031 29 in accordance with section 127(1) of the Corporations Act 2001 (Cth) by authority of its directors


/s/ Keri Clarke                                     /s/ P. T. Collery
-------------------------------                    -----------------------------
Signature                                          Signature

Keri Clarke                                         Peter Thomas Collery
-------------------------------                    -----------------------------
Print Name                                         Print Name

Vice President                                      Director
-------------------------------                    -----------------------------
Office Held                                        Office Held



Executed by Mid-Power Resource
Corporation


/s/ James W. Scott
-------------------------------
Signature

James W. Scott
-------------------------------
Print Name

President
-------------------------------
Office Held

                                                                    EXHIBIT C TO
                                                        ASSET PURCHASE AGREEMENT


            STOCK OPTION AGREEMENT BETWEEN MARIAN ENERGY LIMITED AND
              MID-POWER RESOURCE CORPORATION DATED AUGUST 28, 2006



                                                          Stock Option Agreement











                                                           Marion Energy Limited

                                                                             And

                                                  Mid-Power Resource Corporation

Contents
_______________________________________________________________________________

Clause                                                                 Page
         Date                                                             1
         Parties                                                          1
         Introduction                                                     1
         Operative Part                                                   1
             1. Defined Terms                                             1
             2. Conditions                                                2
             3. Options                                                   2
             4. Dilution Protection                                       4
             5. Exercise                                                  5
             6. Warranties                                                5
             7. Term of This Agreement                                    6
             8. Communications                                            6
             9. General                                                   7

Schedule 1 - Dictionary
Schedule 2 - Warranties
Schedule 3 - Addresses for Service
Signing Page

Date
________________________________________________________________________________
     This Stock Option Agreement is made this 28th day of August, 2006.

Parties
________________________________________________________________________________

         The Parties to this agreement are -

                  Marion Energy Limited               ("MAE")
                  ABN 99 000 031 292

                  Mid-Power Resource Corporation      ("MPRC")

Introduction
________________________________________________________________________________

         MAE is an Australian public company listed on the Australian Stock Exchange Limited.

         Marion Energy Inc. ("MEI") is a Texas corporation which is a wholly owned subsidiary of MAE.

         MPRC is a Nevada corporation.

         MPRC has entered into an Asset Purchase Agreement with MEI.

         Part of the consideration under the Asset Purchase Agreement is for MAE to issue, subject to the fulfillment or waiver of certain conditions precedent, 3 tranches of options to subscribe for unissued shares in MAE.

         This agreement deals with the 3 tranches of options.

         This agreement will be Exhibit "C" to the Asset Purchase Agreement.

Operative Part

1.       Defined Terms
________________________________________________________________________________
         Words and phrases with a particular meaning are defined in the dictionary in schedule 1 to this agreement and have an initial capital letter.

         These meanings apply in this agreement unless the contrary intention appears.

2.       Conditions
________________________________________________________________________________

2.1      When this agreement becomes enforceable
         The rights and obligations of the parties under this agreement, except under clause 3, are enforceable on and from the date they sign this agreement.

         The formation of a binding contract under clause 3.1, 3.2 or 3.3, as the case may be, is subject to the fulfillment or waiver of each condition in that sub-clause.

2.2      Effect of non-fulfillment

         If the conditions precedent to the vesting of the option comprised in Tranche 1, Tranche 2 or Tranche 3, as the case may be, are not fulfilled on the date this agreement ends under clause 7.1, then all rights and obligations under this agreement are at an end as to their future operation.

2.3      Waiver

         The conditions precedent to the vesting of options under clause 3 are for the benefit of MAE which may waive any of them by written notice to MPRC.


3.       Options
________________________________________________________________________________

3.1      Options in Tranche 1

         When each of these conditions precedent to the vesting of the options in Tranche 1 are fulfilled or waived, as the case may be -

         (a)      this agreement is in force; and

         (b) MEI has received an annual reserve report demonstrating that the 250 Bcf Hurdle has been met pursuant to Section 3.2 of the Asset Purchase Agreement;

         then these options shall be deemed vested and immediately exercisable -

                  --------------------------------------------------------------
                  Option Giver         Option Taker      Subject Matter of the
                                                                Option
                  --------------------------------------------------------------
                     MAE                   MPRC         2.0 M shares in MAE at
                                                        an option exercise price
                                                        of AUD 0.80 per share
                  --------------------------------------------------------------

3.2      Options in Tranche 2

         When each of these conditions precedent to the vesting of the options in Tranche 2t are fulfilled or waived, as the case may be -

         (a)      this agreement is in force; and

         (b) MEI has received an annual reserve report demonstrating the 500 Bcf Hurdle has been met pursuant to Section 3.3 of the Asset Purchase Agreement;

         then these options shall be deemed vested and immediately exercisable -

                  --------------------------------------------------------------
                  Option Giver         Option Taker      Subject Matter of the
                                                                Option
                  --------------------------------------------------------------
                     MAE                   MPRC         2.0 M shares in MAE at
                                                        an option exercise price
                                                        of AUD 0.80 per share
                  --------------------------------------------------------------

3.3      Options in Tranche 3

         When each of these conditions precedent to the vesting of the options in Tranche 3 are fulfilled or waived, as the case may be -

         (a)      this agreement is in force; and

         (b) MEI has received an annual reserve report demonstrating that the 750 Bcf Hurdle has been met pursuant to Section 3.4 of the Asset Purchase Agreement;

         then these options shall be deemed vested and immediately exercisable -

                  --------------------------------------------------------------
                  Option Giver         Option Taker      Subject Matter of the
                                                                Option
                  --------------------------------------------------------------
                     MAE                   MPRC         4.0 M shares in MAE at
                                                        an option exercise price
                                                        of AUD 0.80 per share
                  --------------------------------------------------------------

3.4      Option exercise period

         MPRC may exercise the options at any time during the period beginning on the date of vesting and ending on the third anniversary of that date, when the options comprised in Tranche 1, 2 or 3, as the case may be, expire (at midnight on that day).

3.5      Exercising an option

         MPRC may exercise an option by (a) giving written notice to MAE; and
         (b) paying to MAE in immediately available funds the exercise price. Until both elements have been fulfilled the options will not have been exercised. The first day on which both elements are fulfilled in respect of an exercise of options is the Exercise Date in respect of those options.

3.6      Change of control

         Upon a change of control of MAE (as defined below) that occurs prior to all of the options being vested under this agreement, all of the then-unvested options comprised in Tranches 1, 2 and 3 shall be immediately vested and exercisable for a period of 36 months from the date the event constituting a change of control. For purposes of this agreement, change in control shall mean (a) an acquisition of any voting securities of the MEI or MAE by any person, entity, or group acting in concert immediately after which such person, entity, or group acting in concert has beneficial ownership of 15% or more of the combined voting power of the MEI or MAE then outstanding voting securities without the approval of the board; (b) a merger or consolidation that results in more than 50% of the combined voting power of the MEI's or MAE's then outstanding voting securities of the MEI or its successor or MAE or its successor changing ownership (whether or not approved by the board); (c) the sale of all or substantially all of the MEI's or MAE's assets in a single transaction or series of related transactions; (d) approval by the shareholders of the MEI or the MAE of a plan of complete liquidation of the MEI or MAE; or (e) the individuals constituting the board of MEI or MAE as of the date of this agreement (the "Incumbent Board") cease for any reason to constitute at least one-half of the members of the board of MEI or MAE; provided, however, that if the election, or nomination for election by the MEI's or MAE's shareholders, of any new director was approved by a vote of the Incumbent Board, such new director shall be considered a member of the Incumbent Board.

4.       Dilution Protection
________________________________________________________________________________

4.1      Subsequent equity sales

         If MAE or any subsidiary thereof, as applicable, at any time while the options are outstanding, shall sell or grant any option to purchase or sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant, or any option to purchase or other disposition) any ordinary shares or ordinary share equivalents entitling any person to acquire ordinary shares at an effective price per share less than the current exercise price under this agreement, then MAE shall grant Mid-Power options to purchase additional ordinary shares at an exercise price of $0.80 per share in the amount necessary to preserve the proportional relationship between the 8,000,000 options to be granted under this agreement and the fully-diluted capitalization of MAE as of the date of this option agreement, which shall be deemed to be 300,000,000 shares. A maximum of 8,000,000 additional options may be issued under this provision.

4.2      Issuance of additional options

         Whenever additional options are required to be issued pursuant to the provision of this clause 4, MAE shall promptly mail to MPRC a notice setting forth the facts requiring the issuance of additional options and the additional options in the number required.


5.       Exercise
________________________________________________________________________________

5.1      MPRC's obligations on exercise

         MPRC will pay the option exercise price by electronic funds transfer
         (EFT).

5.2      MAE's obligations on exercise

         Subject to receiving payment of the option exercise price MAE will issue scrip and enter MPRC in its register of members as the holder of the shares which are the subject of the option as soon as practicable but in any event within the time prescribed by the listing rules of ASX. MAE will also as soon as practicable apply to the ASX for the new shares to be quoted on ASX.


6.       Warranties
________________________________________________________________________________

6.1      MAE's warranties

         MAE warrants and represents to MPRC that each of the statements set out in part 1 of schedule 2 is correct.

         MAE will repeat the warranties and representations on the Exercise
         Date.

         MAE acknowledges that MPRC has entered into this agreement in reliance on those representations and warranties.

6.2      MPRC's warranties

         MPRC warrants and represents to MAE that each of the statements set out in part 2 of schedule 2 is correct.

         MPRC will repeat the warranties and representations on the Exercise
         Date.

         MPRC acknowledges that MAE has entered into this agreement in reliance on those representations and warranties.


7.       Term of This Agreement
________________________________________________________________________________

7.1      Ending by agreement

         The parties may agree to end their rights and obligations at any time.

7.2      Automatic ending

         This agreement ends at the Exercise Date in respect of the last of the options in the options in Tranche 3, whenever the options in Tranche 3 have all expired, whichever occurs, or in the event the Asset Purchase Agreement is terminated.


8.       Communications
________________________________________________________________________________

8.1      How notices are to be given

         A party must give any notice, consent, or demand under this agreement in writing that must be signed by either that party or that party's Authorized Representative.

         A party may give a notice, consent, or demand under this agreement by -

         (a) leaving it at the other party's address, or

         (b) posting it by pre-paid post to the other party's address, or

         (c) sending it by facsimile to the other party's facsimile number, or

         (d) in any other way the law permits.

8.2      When notices are taken to be given

         A notice, consent, or demand under this agreement will be given or received on either -

         (a)      the day it is left, or

         (b)      the fifth Business Day after posting, or

         (b) the later of the date on the notice, consent, or demand or the date on which the machine from which the document was sent produces a report that the document was sent.

8.3      Services of notice

         Each party's address for service is set out in schedule 3.

         A party may give notice to the other of any change, of contact, person, address or facsimile number.


9.       General
________________________________________________________________________________

9.1      Action on a non-Business day

         If something is to be done in accordance with this agreement on a day that is not a Business Day, then that thing must be done on the following Business Day.

9.2      Amendments

         No party may vary this agreement unless the other party agrees in writing.

9.3      Assignment

         No party may assign their rights under this agreement unless the other party agrees in writing.

9.4      Construction

         In this agreement -

         (a) a reference to an individual or person includes a reference to a company and vice versa;

         (b)      the singular includes the plural and vice versa;

         (c)      a word denoting a gender includes all genders;

         (d) a schedule or annexure to this agreement is a part of the document;

         (e) a reference to a schedule is a reference to a schedule of this agreement unless indicated otherwise;

         (f) a reference to an agreement or document or law is a reference to the agreement, document, or law (and, if applicable, any of its provisions) as amended, novated, supplemented, or replaced for the time being;

         (g) a reference to "dollars" or "$" is to an amount in Australian currency; and

         (h) where an expression is defined, another part of speech or grammatical form of that expression has a corresponding meaning.

9.5      Costs

         Each party must bear and is responsible for its own costs in respect of the preparation, execution, completion and carrying into effect of this agreement.

9.6.     Counterparts

         This agreement may consist of a number of copies, each signed by one or more parties to this agreement.

         If so, the signed copies are taken as making up the one document.

9.7      Entire agreement

         This agreement sets out the rights and obligations of the parties in respect of its subject matter, being subject to the terms and conditions of the Asset Purchase Agreement, which shall control in the case of any conflicts and inconsistencies.

9.8      Further steps

         The parties must do all things and sign all documents necessary to give effect to this agreement.

9.9      Governing law and jurisdiction

         The laws of the State of Victoria, Australia, govern this document.

         The parties irrevocably submit to the jurisdiction of the courts of the State of Victoria.

9.10     Headings

         Headings do not affect the interpretation of this agreement.

9.11     Severance

         Each provision of this document is severable from the others and severance of a provision does not affect any other provision of this agreement.

9.12     Survival of clauses

         A provision of this document that can, and is intended to, operate after the ending of this agreement, remains effective.

9.13     Time of the essence

         Time is of the essence in a party's performance of obligations under this agreement.

9.14     Waiver

         A party may waive any right under this agreement only by giving written notice to the other waiving that particular right.

         A party who does not exercise any right, or does not exercise it as soon as practicable, does not waive that right.

         A party who exercises a right once, or partly, may exercise that right, or other rights, again.

                                   Schedule 1
                                   (Clause 1)

                                   Dictionary

Asset Purchase Agreement            means the agreement so called as of the
                                    Effective Date, August 28, 2006, between
                                    MPRC and MEI.

ASX                                 means Australian Stock Exchange Limited.

Authorized Representative           means in a respect of a Shareholder, a
                                    person whom that Shareholder has appointed as an authorized representative, or that party's lawyer.

Bcf                                 means billion cubic feet.

Business Day                        means a day which is not a Saturday, Sunday,
                                    a public or bank holiday in Melbourne.

Exercise Day                        has the meaning given in clause 3.5.

Expert means an independent consultant which is properly qualified and has a good reputation in the assessment of reserves of oil and/or natural gas and is acceptable to MAE's auditors so that they may rely on its report in connection with their verification of the value of MAE's petroleum tenements.

Expert's Report                     means a report commissioned by MAE from an
                                    Expert for an assessment of the quantity of natural gas reserves in a nominated in a nominated petroleum tenement

MAE                                 means Marion Energy Limited ABN 99 000 031
                                    292

M                                   means million.

MEI                                 means Marion Energy Inc.

MPRC                                means Mid-Power Resource Corporation

                                   Schedule 2
                                   (Clause 6)

                                   Warranties

Part 1   MAE's Warranties
________________________________________________________________________________

Corporate status

         MAE is incorporated in Australia.

         MAE is not an externally administered body corporate and no controller has been appointed.

         Note: Clause 9 of the Corporation Act 2001 (Cth) defines' externally administered body corporate' and `controller'.

Corporate power and corporate action

         MAE has the corporate power, and has taken all corporate action necessary, to enter into this agreement and do all things this agreement requires.

         The company will not contravene any -

         (a)      law or directive from a government body

         (b)      agreement to which the corporation is a party, or

         (c)      obligation to another party

         by entering into this agreement and doing all things that it requires.

Due execution

         MAE has duly executed this agreement.


Part 2   MPRC's warranties
________________________________________________________________________________

Corporate status

         MPRC is incorporated in Nevada.

Corporate power and corporate action

         MPRC has the corporate power, and has taken all corporate action necessary, to enter into this agreement and do all things this agreement requires.

         MPRC will not contravene any -

         (a)      law or directive from a government body

         (b)      agreement to which the corporation is a party, or

         (c)      obligation to another party

         by entering into this Agreement and doing all things that it requires.

Due Execution

         MPRC has duly executed this agreement.

                                   Schedule 3
                                   (Clause 8)

                              Addresses for Service

--------------------------------------------------------------------------------
  Party                               Address
--------------------------------------------------------------------------------

  MAE                                 Contact Person       Peter Collery
                                     -------------------------------------------

                                      Address
                                     -------------------------------------------

                                      Email

--------------------------------------------------------------------------------

  MPRC                                Contact Person
                                     -------------------------------------------

                                      Address
                                     -------------------------------------------

                                      Email
--------------------------------------------------------------------------------

Signing Page
________________________________________________________________________________


/s/ Keri Clarke                                     /s/ P. T. Collery
-------------------------------                    -----------------------------
Signature                                          Signature

Keri Clarke                                         Peter Thomas Collery
-------------------------------                    -----------------------------
Print Name                                         Print Name

Vice President                                      Director
-------------------------------                    -----------------------------
Office Held                                        Office Held



Executed by Mid-Power Resource
Corporation


/s/ James W. Scott
-------------------------------
Signature

James W. Scott
-------------------------------
Print Name

President
-------------------------------
Office Held

                                                                    EXHIBIT D TO
                                                        ASSET PURCHASE AGREEMENT


                                  EXISTING WELL
                         NET PROFITS INTEREST AGREEMENT


         THIS EXISTING WELL NET PROFITS INTEREST AGREEMENT (this "NPI Agreement"), dated effective as of August 28, 2006, is entered into by and between MID-POWER RESOURCE CORPORATION, a Nevada corporation ("Owner"), and MARION ENERGY, INC., a Texas corporation ("Buyer").

         WHEREAS, Owner and Buyer have previously entered into that certain Farmout and Exploration Agreement for the Clear Creek Natural Gas Unit, Carbon and Emery Counties, Utah, dated effective February 22, 2005 (the "Farmout Agreement"), wherein Owner granted Buyer the right to earn a seventy-five percent working interest (75% WI) in leases within the Clear Creek Natural Gas Unit upon completion of certain earning conditions, including: (i) drilling obligations; (ii) a Capital Expenditure Program described therein; and (iii) the issuance of options to purchase five million (5,000,000) ordinary shares of the corporate parent of Buyer, at an exercise price of forty cents Australian (AU$0.40).

         WHEREAS, Buyer has initiated, but not yet completed, the performance of its earning requirements under the Farmout Agreement as summarized above, and Owner has not assigned, and has not become obligated to assign, to Buyer a 75% WI in Owner's leasehold interests in the Clear Creek Natural Gas Unit.

         WHEREAS, Owner and Buyer have entered into a new agreement under which Buyer has agreed to purchase certain assets of Owner being the Clear Creek Natural Gas Unit in Carbon and Emery Counties, Utah, subject to the reservation set forth herein, pursuant to that certain Asset Purchase Agreement dated of even date to which Owner and Buyer are parties (the "Purchase Agreement") and to which this NPI Agreement is an exhibit.

         WHEREAS, pursuant to the Purchase Agreement, the Farmout Agreement will be terminated as between Owner and Buyer, but kept in place as to third parties that were signatory to the Farmout Agreement, so that upon consummation of the asset transfers contemplated by the Purchase Agreement, Buyer will assume Owner's position under the Farmout Agreement with respect to said third parties.

         WHEREAS, the above-referenced termination of the Farmout Agreement as between Owner and Buyer has become effective in accordance with the terms of the Purchase Agreement, and under the terms of the Purchase Agreement, Owner is now obligated to convey its working interest in and to the leases in the Clear Creek Natural Gas Unit, subject to a reserved interest equal to 12.5% of the net profits from gross proceeds attributable to 100% of the working interest based on an approximate 80% net revenue interest in such leasehold interests and related assigned assets.

         WHEREAS, Owner and Buyer desire to enter into this NPI Agreement to effect the foregoing reservation of such net profits interest from the transfer of the leasehold interests and related assigned assets pursuant to the Agreement and on the terms and conditions as provided herein.

         NOW, THEREFORE, Owner and Buyer do hereby agree as follows:

I. CERTAIN DEFINITIONS AND REFERENCES

         1.1 Certain Defined Terms. When used in this NPI Agreement, the following terms shall have the respective meanings assigned to them in this
Section 1.1 or in the sections and subsections referred to below:

         "Allowable Carry-forwards" is defined in Section 3.2(c).

         "Assets" shall mean the Assets relating to the wells currently drilled and shut-in, which are located in the Clear Creek Unit, and referred to in Appendix A attached hereto.

         "Assignment" shall mean that certain Assignment, Bill of Sale, and Deed with Reservation of Net Profits Interest, bearing even date herewith, between Owner and Buyer, pursuant to which Buyer acquired the Assets from Owner (excluding from the Assets the reservation of the Existing Well Net Profits Interest as set forth herein and a separate reservation of an additional net profits interest (the Future Well Net Profits Interest) separate from this NPI Agreement), to be recorded simultaneously with the execution of this NPI Agreement, said Assets being interests in the oil and gas properties more particularly described on Appendix A hereto.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Effective Time" shall mean midnight, Mountain Daylight time, August 28, 2006.

         "Gross Proceeds" is defined in Section 3.2(a).

         "Lands" shall mean all of the land described in the oil and gas leases referenced on Appendix A hereto.

         "Leases" shall mean all of the working interests, overriding royalty interests, and other oil and gas leasehold interests assigned to Owner under the terms of the Agreement relating to the wells and related drilling site locations referred to in Appendix A attached hereto.

         "Net Profits" shall mean, with respect to any Payment Period, the net positive balance, if positive, or zero, if negative, in the Net Profits Account maintained with respect to such Payment Period pursuant to Article III.

         "Net Profits Account" is defined in Section 3.1.

         "Other Income" is defined in Section 3.2(b).

         "Payment Period" shall mean a calendar month.

         "Person" shall mean any natural person, association, trust, partnership, limited liability company, corporation, or other legal entity.

         "Subject Hydrocarbons" means that portion of hydrocarbons produced from and after the Effective Time, from or attributable to the Assets, including any recompletions, redrilling, deepening, laterals, and extensions of the existing bore holes, after deducting the appropriate share, if any, of all royalties and any overriding royalties and other similar burdens, but without deducting the Net Profits Interest, including any natural gas, casinghead gas, coal bed methane gas, oil, or other hydrocarbons. There shall not be included in Subject Hydrocarbons any gas or other minerals lost in production or used by Buyer in conformity with good field practices for occluded natural gas from coal seams production operations (including without limitation, fuel, gas lift, secondary or tertiary recovery) conducted solely for the purpose of producing hydrocarbons.

         1.2 References and Titles. All references in this NPI Agreement to articles, sections, subsections, and other subdivisions refer to corresponding articles, sections, subsections, and other subdivisions of this NPI Agreement unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this NPI Agreement," "this instrument," "herein," "hereof," "hereby," "hereunder," and words of similar import refer to this NPI Agreement as a whole and not to any particular subdivision unless expressly so limited. Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Appendix A is hereby incorporated herein by reference and made a part hereof for all purposes.

II. RESERVATION OF NET PROFITS INTEREST

         2.1 Reservation. Owner hereby reserves from the Assignment a Net Profits Interest in and to the portion of Assets, Leases, and Subject Hydrocarbons, defined herein in this Section 2.1, equal to 12.5% of the Net Profits from Gross Proceeds attributable to 100% of the working interest based on an approximate 80% net revenue interest in the Assets and the Leases (proportionately reduced for any well and related drilling spacing unit for which the interest assigned constitutes less than 100% of the working interest) (the "Net Profits Interest"); such payment not to exceed the Gross Proceeds attributable to the Assets, and subject to the terms and conditions contained herein. This NPI Agreement is made by Owner to Buyer without any warranty of title whatsoever, whether express, implied, or statutory, except as against Persons claiming by, through, or under Owner. This Net Profits Interest is subject only to the existing wells and drilling site locations and spacing unit on which they are situated as more particularly described on Appendix A attached hereto.

         2.2 Interest in Real Property; Servitude upon Estate. The Net Profits Interest hereby reserved by Owner (a) is excepted, retained, and reserved by Owner and excluded from and carved out of the working interest conveyed, (b) is and shall continue to be a perpetual charge, burden, and servitude of Owner on the working interest conveyed, and (c) constitutes Owner's estate in land and not personal property.

         2.3 Acknowledgment. Owner and Buyer acknowledge that the Net Profits Interest reserved hereby creates a Net Profits Interest under the Code, and each agrees to report consistently therewith on its tax returns and other filings with the Internal Revenue Service.

III. ACCOUNTING AND PAYMENT

         3.1 Establishment of Net Profits Account. Buyer shall establish and maintain a Net Profits Account (the "Net Profits Account") in accordance with the various provisions of this NPI Agreement and at all times shall keep true and correct books and records with respect thereto. Such books and records shall be open for inspection, copying, and audit by Owner and its accountants and representatives.

         3.2 Credits to Net Profits Account. Except as otherwise provided herein, the Net Profits Account shall be credited with an amount equal to the sum of Gross Proceeds, Other Income, and Allowable Carry-forwards from the immediately preceding Payment Period.

                  (a) "Gross Proceeds" shall mean, on a cash accounting basis, all consideration directly or indirectly attributable to sales of Subject Hydrocarbons, subject to the following:

                           (i) If a controversy exists (whether by reason of any
statute, order, decree, rule, regulation, contract, or otherwise) as to the correct or lawful sales price of Subject Hydrocarbons, then, at Buyer's sole election, Buyer may choose to treat amounts attributable to the Assets and affected by such controversy (1) as Gross Proceeds attributable to the interest of Owner, or (2) not as Gross Proceeds attributable to the interest of Owner and in such case Buyer shall promptly deposit such amounts with an escrow agent pending settlement of such controversy, provided that all amounts, including any interest or Other Income, thereafter paid to Owner by such escrow agent out of or on account of such escrow shall be considered to be amounts received from the sale of Subject Hydrocarbons;

                           (ii) Cash settlements and cash make-ups attributable
to the interest of Buyer with respect to Subject Hydrocarbons under gas balancing or similar agreements shall be considered derived from the sale of Subject Hydrocarbons; and

                           (iii) Gross Proceeds shall not include Other Income.

                  (b) "Other Income" shall mean, on a cash accounting basis, the following:

                           (i) The proceeds attributable to the interest of
Buyer after the Effective Time from (1) the sale of any materials, supplies, equipment, and other personal property or fixtures, or any part thereof or interest therein, located on or used in connection with the Assets, (2) settlements and judgments from legal or other claims, (3) delay rentals, (4) lease bonuses, and (5) rentals from reservoir use or storage; including, without limitation, all amounts attributable thereto that are received by Buyer by way of conformance of investment in personal property and equipment if the Assets or any part or parts thereof are hereafter from time to time unitized or are affected by the revision of a participating area in a unit;

                           (ii) The proceeds of all insurance attributable to
the interest of Owner (1) the cost of which is or was previously charged to the Net Profits Account, directly or indirectly, and/or (2) that accrue to Buyer as a consequence of the loss or damage to any one or more of the following that occur after the Effective Time: the Assets or Subject Hydrocarbons, or any part thereof or interest therein, the interest of Buyer in any materials, supplies, equipment or other personal property or fixtures located on or used in connection with any or all of the Assets or Subject Hydrocarbons; except to the extent such amounts are used to repair or replace the items damaged or lost giving rise to the receipt of such amounts;

                           (iii) Amounts attributable to the interest of Buyer
received from a purchaser of Subject Hydrocarbons (1) as a prepayment of any portion of the sales price for such Subject Hydrocarbons, (2) as advance gas payments or (3) as payments pursuant to contractual provisions providing for "take-or-pay" payments (including amounts awarded by a court or agreed to by the parties in any settlement of a claim (net of costs and attorneys' fees incurred in connection therewith) as damages for the failure or refusal of the purchaser to take Subject Hydrocarbons pursuant to the contract that contains such provisions) shall be considered to be attributable to the sale of Subject Hydrocarbons; provided that such amounts shall not be considered attributable to the sale of Subject Hydrocarbons at a later date when Subject Hydrocarbons are delivered in respect of any such payments under "make-up" or similar provisions.

                           (iv) The proceeds of all judgments and claims
attributable to the interest of Buyer for damages to one or more of the following that occur after the Effective Time: the Assets or Subject Hydrocarbons, or any part thereof or interest therein, any materials, supplies, equipment or other personal property or fixtures, or any part thereof or interest therein, located on or used in connection with any of the Assets or Subject Hydrocarbons; except to the extent such amounts are used to repair or replace the items damaged or lost giving rise to the receipt of such amounts;

                           (v) Any interest, penalty or other amounts
attributable to the interest of Buyer which are attributable to Subject Hydrocarbons and are not derived from the sale of Subject Hydrocarbons; and

                           (vi) All other monies and things of value (but not
including any tax credits or other tax benefits) which are attributable to the interest of Buyer by virtue of the ownership after the Effective Time of the Assets or Subject Hydrocarbons and the materials, supplies, equipment and other personal property and fixtures located on or used in connection with the Assets or Subject Hydrocarbons; provided, however, that, except as provided in Section 3.2(b)(1)(i), any proceeds received by Buyer from the sale or other disposition of all or any portion of the Assets shall not be included as Gross Proceeds or Other Income.

                  (c) "Allowable Carry-forwards" shall mean, with respect to any Payment Period, the amount by which Net Profits exceed Gross Proceeds for such Payment Period.

         3.3 Debits to Net Profits Account. Except as otherwise provided herein, the Net Profits Account has a beginning debit balance, as of the Effective Time, of four million, seven hundred thousand dollars ($4,700,000). This amount is comprised of the capital and operating expenditures of Buyer in the Clear Creek Unit prior to the Closing Date of the Purchase Agreement, plus the cost of the acquisition of one million dollars ($1,000,000). If it is determined that the capital and operating amount requires post-Closing adjustment, the Parties agree to adjust such amount as appropriate. Thereafter, with respect to each Payment Period, the Net Profits Account shall be debited (without duplication), on a cash accounting basis and to the extent directly accountable and allocable to the Assets and the Leases, with the following amounts:

                  (a) All direct costs, if any, that are attributable to the Assets, (i) for all direct labor (including fringe benefits), other services and expenses necessary for developing, operating, producing, reworking and maintaining the Assets, (ii) for dehydration, compression, separation, gathering, transportation, and marketing of Subject Hydrocarbons, and (iii) for all materials, supplies, equipment and other personal property and fixtures purchased for use on, or in connection with, any of the Assets (including, without limitation, (1) all amounts attributable to the interest of Buyer for conformance of investment if the Assets or any part of parts thereof are hereafter from time to time unitized or if any participating area in a unit is changed, and (2) the cost of secondary recovery, pressure maintenance, repressuring, recycling and other operations conducted for the purpose of enhancing production);

                  (b) Costs (including, without limitation, outside legal, accounting and engineering services) attributable to the Assets or Subject Hydrocarbons of (i) handling, investigation and/or settling litigation, administrative proceedings and claims (including, without limitation, lien claims other than liens for borrowed funds), and (ii) judgments, penalties and other liabilities (including interest thereon), attributable to the interest of Buyer (and not reimbursed under insurance maintained by Buyer or others) and involving any of the Assets or Subject Hydrocarbons, or incident to the development, operation or maintenance of the Assets or Subject Hydrocarbons, or requiring the payment or restitution of any proceeds of Subject Hydrocarbons, or arising from tax or royalty audits, except that there shall not be debited to the Net Profits Account any expense incurred by Buyer in litigation of any claim or dispute arising hereunder between Buyer and Owner or amounts paid by Owner to Buyer pursuant to a final order entered by a court of competent jurisdiction resolving any such claim or dispute or amounts paid by Owner to Buyer in connection with the settlement of any such claim or dispute;

                  (c) All taxes (excluding income, transfer, inheritance, estate, franchise and like taxes) with respect to the ownership of the Assets or Subject Hydrocarbons or the production of Subject Hydrocarbons, including, without limitation, production, severance, and/or excise and other similar taxes assessed against, and/or measured by (or the proceeds or value attributable to) Subject Hydrocarbons (without regard to the period of ownership for which such taxes are assessed), occupation taxes, sales and use taxes, and ad valorem taxes assessed against or attributable to the Assets or Subject Hydrocarbons;

                  (d) Insurance premiums attributable to the ownership or operation of the Assets or Subject Hydrocarbons attributable to the interest of Buyer for insurance actually carried for periods after the Effective Time with respect to the Assets or Subject Hydrocarbons, or incident to the development, operation or maintenance of the Assets or Subject Hydrocarbons;

                  (e) All amounts attributable to the Assets or Subject Hydrocarbons and consisting of (i) rent and other consideration paid for the use or damage to the surface, and (ii) delay rentals, shut-in well payments, minimum royalties and similar payments paid pursuant to the provisions of agreements in force and effect before the Effective Time;

                  (f) If as a result of the occurrence of the bankruptcy or insolvency or similar occurrence of the purchaser of Subject Hydrocarbons, any amounts previously included in Gross Proceeds or Other Income are reclaimed from Buyer or its representative, then the amounts reclaimed, as promptly as practicable following Buyer's payment thereof; and

                  (g) Except as otherwise provided elsewhere in this NPI Agreement, all other direct expenditures, if any, attributable to the Assets or Subject Hydrocarbons for the necessary or proper development, operation, maintenance and administration, of the Assets or Subject Hydrocarbons if reasonably incurred; provided, however, that notwithstanding anything herein provided to the contrary, the Net Profits Account shall not be debited with any cost or expense that is deducted or taken into account in determining Gross Proceeds or Other Income, including, without limitation, the value of any component of Gross Proceeds or Other Income.

         3.4 Accounting for Net Profits. All debits to the Net Profits Account calculated pursuant to Section 3.3 that are attributable to costs, expenses and liabilities paid during a Payment Period, up to and including the last day of such Payment Period, shall be debited against the Net Profits Account as of the last day of such period. All credits to the Net Profits Account calculated pursuant to Section 3.2 that are attributable to proceeds actually received during a Payment Period from sales of Subject Hydrocarbons, up to and including the last day of such Payment Period, shall be credited to the Net Profits Account as of the last day of such Payment Period.

         3.5 Payment. Not more than 45 days following a Payment Period, Buyer shall pay to Owner the balance in the Net Profits Account, if any, attributable to such Payment Period (not to exceed the Gross Proceeds). Buyer shall send at the same time a statement showing the calculation of the Net Profits Interest and clearly showing (with sufficient description so that Owner can identify such items and the particular wells and Subject Hydrocarbons involved) those items which gave rise to debits and credits to the Net Profits Account during such Payment Period and clearly showing the Subject Hydrocarbons produced during the Payment Period covered by such statement, the prices at which such volumes were sold, and the taxes paid with respect to such sales.

         3.6 Overpayments. If at any time Buyer is determined to have paid Owner more than the amount then due with respect to the Net Profits Interest, Owner shall be obligated to return any such overpayment after Buyer notifies Owner of the amount of such overpayment and provides Buyer with substantiation thereof. Alternatively, Buyer may offset future payments due with respect to the Net Profits Interest for the amount of any such overpayment provided that such overpayment is substantiated with written material to the satisfaction of Owner.

         3.7 Representation Regarding Expenses. At the time Buyer submits the statement required under Section 3.5, Buyer shall represent to Owner that there are no material past due invoices as of the end of the prior calendar quarter in connection with the Assets or Subject Hydrocarbons.

         3.8 Owner's Right to Audit. Owner shall have the right, upon reasonable prior notice and at reasonable times during regular business hours, to inspect and audit Buyer's books and records kept in accordance with Section 3.1 (in whatever form and wherever maintained or stored) to assure the accuracy of the Net Profits Account. Buyer shall cooperate with Owner by giving Owner reasonable office facilities, including access to and reasonable use of a copy machine and assistance from Buyer's personnel (at Buyer's cost), in order for Owner to perform its audit in compliance with generally-accepted accounting and auditing principles. Buyer shall retain all records related to the Net Profits Account for at least the three most recently-completed fiscal years, and Owner's right to inspect and audit such books and records of Buyer hereunder shall survive for three years following the end of each fiscal year. However, Owner shall not inspect or audit such books and records more often than once per fiscal year unless otherwise agreed to in writing by Buyer. If Owner's audit reveals that Buyer has not maintained the Net Profits Account in compliance with the terms of this NPI Agreement and such noncompliance results in an error in excess of 5% in Buyer's calculation of the Net Profits Account Interest for any one or more Payment Periods, then, in addition to any other rights and remedies available, Buyer shall reimburse Owner the reasonable cost of the audit. Except in the context of a dispute related to this NPI Agreement, the results of the audit shall not be released, transferred, or disclosed by Owner or its auditor outside of its organization, and Owner will require any independent auditor to sign an appropriate nondisclosure agreement.

IV. MISCELLANEOUS

         4.1 Governing Law. The validity, effect, and construction of this NPI Agreement shall be governed by the laws of the State of Utah, without reference to their respective conflict of laws provisions.

         4.2. Intentions of the Parties. Nothing herein contained shall be construed to constitute either party hereto (under state law or for tax purposes) the agent of, or in partnership with, the other party. If, however, the parties hereto are deemed to constitute a partnership for federal income tax purposes, the parties elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Code, and agree not to take any position inconsistent with such election. In addition, the parties hereto intend that the Net Profits Interest reserved herein by Owner shall at all times be treated as an interest in real property or land and as a Net Profits Interest based on net profits under the Code, and each party hereto will file all tax returns and all Internal Revenue Service filings consistent therewith.

         4.3 Notices. All notices and communications required or permitted under this NPI Agreement shall be in writing and shall be delivered by hand, by nationally recognized overnight delivery service, by facsimile transmission or by registered or certified mail, postage prepaid, addressed as follows:

         If to Buyer:      Marion Energy, Inc.
                           119 S. Tennessee Ave., Suite 200
                           McKinney, Texas 75069
                           Attention: Keri Clarke, Vice President-Land
                           Telephone No.: (972) 540-2967
                           Facsimile No.: (972) 547-9499

         If to Owner:      Mid-Power Resource Corporation
                           8290 W. Sahara Ave., Suite 186
                           Las Vegas, Nevada  89117
                           Attention:  James W. Scott, Susan Trimboli
                           Telephone No.: (702) 838-0716
                           Facsimile No.: (702) 838-5087

All notices and communications shall be effective upon actual receipt. Either party may, by written notice so delivered to the other, change the address or number to which delivery or facsimile shall thereafter be made.

         4.4 Renewals and Extensions of Leases. The Net Profits Interest shall apply to all renewals, extensions, and other similar arrangements (and/or interest therein) of or with respect to any Lease, easement, right-of-way, or other interest or agreement, which constitutes in whole or in part a portion of the Assets, whether or not such renewals, extensions, or arrangements have heretofore been obtained by Owner or Owner's predecessors in title, as well as to each new lease covering any minerals covered by one or more of the Leases if the same are taken or acquired while the relevant Lease is in force and effect or within one year after the lapse thereof.

         4.5 Further Assurances. Owner and Buyer agree to execute and deliver to the other all such other and additional instruments, notices, division orders, transfer orders and other documents and to do all such other and further acts and things as may be necessary to more fully and effectively convey to Buyer the rights, titles, and interest intended to be so conveyed.

         4.6 Binding Effect. All the covenants and agreements of Buyer and Owner herein contained shall be deemed to be covenants running with Buyer's and Owner's respective interest in the Assets and Subject Hydrocarbons and the Lands affected thereby. All of the provisions hereof shall inure to the benefit of, and shall be binding upon, each of the parties hereto and their respective successors and assigns, subject to the provisions of this Section 4.6. Any sale, reservation, assignment, sublease, or other transfer of the Assets, or any interest therein or any part thereof, shall provide that the Buyer assumes all obligations of the Owner with respect to the interest transferred, and unless the non-assigning party otherwise expressly consents in writing, the assigning party shall also remain liable for the discharge of its obligations.

         4.7 Dispute Resolution and Attorneys' Fees. Buyer and Owner acknowledge and agree that any disputes under this NPI Agreement shall be resolved in accordance with Section 12.2 of the Purchase Agreement and Schedule 12.2 thereto. In the event of any such dispute, or any dispute or matter that for any reason is addressed other than in accordance with Section 12.2 of the Purchase Agreement and Schedule 12.2 thereto, the successful or prevailing party shall be entitled to recover reasonable attorney's fees and costs incurred, both before and after the decision or judgment, in addition to any other relief to which it may be entitled.

         4.8 Partial Invalidity. Except as otherwise expressly stated herein, in the event any provision contained in this NPI Agreement shall for any reason be held invalid, illegal, or unenforceable by a court or regulatory agency of competent jurisdiction by reason of a statutory change or enactment, such invalidity, illegality, or unenforceability shall not affect the remaining provisions of this NPI Agreement.

         4.9 Multiple Counterparts. This NPI Agreement may be executed by Owner and Buyer in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument. This NPI Agreement shall become operative when each party has executed at least one counterpart of this NPI Agreement. Delivery of an executed counterpart of this NPI Agreement (or any other documents related to the transactions contemplated by this NPI Agreement) by facsimile shall be equally effective as delivery of a manually executed counterpart of this NPI Agreement or any such document, and the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this NPI Agreement or any such document.

OWNER:

MID-POWER RESOURCE CORPORATION


By: /s/ James W. Scott
   ---------------------------------------
   James W. Scott, President


State of California  )
                     :  ss.
County of Sacramento )


On the 11th day of September, 2006, personally appeared before me James W. Scott, the duly appointed President of Mid-Power Resource Corporation, the signer of the above instrument, who duly acknowledged to me that he executed the same on behalf of said corporation.

                                             /s/ Susan R. Wilson
                                            ------------------------------------
                                            Notary Public

BUYER:

MARION ENERGY, INC.



By: /s/ Keri Clarke
   ------------------------------------------
   Its Vice President - Land
      ---------------------------------------


State of Texas   )
                 :  ss.
County of Collin )


On the 11th day of September, 2006, personally appeared before me Keri Clarke, the duly appointed Vice President of Land of Marion Energy, Inc., the signer of the above instrument, who duly acknowledged to me that he executed the same on behalf of said corporation.

                                             /s/ Scott S. Jacoby
                                            ------------------------------------
                                            Notary Public

                                   Appendix A

Attached to and made part of that certain Existing Well Net Profits Interest Agreement dated effective as of August 28, 2006, by and between Mid-Power Resource Corporation, as Owner, and Marion Energy Inc., as Buyer

The wells commonly referred to as follows, together with the drilling spacing location, drilling spacing area, pro ration area, drainage area, or other area in which such wells are situated as of this date, as indicated by the applicable drilling or well permit, production authorization, or similar regulatory record.


================================================================================
     Well Name        Section    Well Spot      Township       Range      County
--------------------------------------------------------------------------------
   Utah Fuel #8          19       NW NE NW        13S           7E        Carbon
   Utah State #1         29       SE SW NW        13S           7E        Carbon
   Utah Fuel #4          30         C SW          13S           7E        Carbon
   Utah Fuel #2          32       NW SW SW        13S           7E        Carbon
   Utah Fuel #10         5        SW NW NE        14S           7E        Carbon
   Utah Fuel #1          5        NW SW SE        14S           7E        Carbon
   Utah Fuel #5          31       NW SW SW        13S           7E        Carbon
   Utah Fuel A-1         6        NW SW SW        14S           7E         Emery
Ridge Runner 13-17       17       SW SW SW        14S           7E         Emery
Ridge Runner 11-20       20       SW NE SW        14S           7E         Emery
     Oman 2-20           20        NW NE          13S           7E        Carbon
   Utah Fuel #3          32         NWSE          13S           7E        Carbon
================================================================================

                                                                    EXHIBIT E TO
                                                        ASSET PURCHASE AGREEMENT


                                   FUTURE WELL
                         NET PROFITS INTEREST AGREEMENT


         THIS FUTURE WELL NET PROFITS INTEREST AGREEMENT (this "NPI Agreement"), dated effective as of August 28, 2006, is entered into by and between Mid-Power Resource Corporation, a Nevada corporation ("Owner"), and Marion Energy, Inc., a Texas corporation ("Buyer").

         WHEREAS, Owner and Buyer have previously entered into that certain Farmout and Exploration Agreement for the Clear Creek Natural Gas Unit, Carbon and Emery Counties, Utah, dated effective February 22, 2005 (the "Farmout Agreement"), wherein Owner granted Buyer the right to earn a seventy-five percent working interest (75% WI) in leases within the Clear Creek Natural Gas Unit upon completion of certain earning conditions, including: (i) drilling obligations; (ii) a Capital Expenditure Program described therein; and (iii) the issuance of options to purchase five million (5,000,000) ordinary shares of the corporate parent of Buyer, at an exercise price of forty cents Australian (AU$0.40).

         WHEREAS, Buyer has initiated, but not yet completed, the performance of its earning requirements under the Farmout Agreement as summarized above, and Owner has not assigned, and has not become obligated to assign, to Buyer a 75% WI in Owner's leasehold interests in the Clear Creek Natural Gas Unit.

         WHEREAS, Owner and Buyer have entered into a new agreement under which Buyer has agreed to purchase certain assets of Owner in the Clear Creek Natural Gas Unit in Carbon and Emery Counties, Utah, subject to the reservation set forth herein, pursuant to that certain Asset Purchase Agreement dated of even date to which Owner and Buyer are parties (the "Purchase Agreement") and to which this NPI Agreement is an exhibit.

         WHEREAS, pursuant to the Purchase Agreement, the Farmout Agreement will be terminated as between Owner and Buyer, but kept in place as to third parties that were signatory to the Farmout Agreement, so that upon consummation of the asset transfers contemplated by the Purchase Agreement, Buyer will assume Owner's position under the Farmout Agreement with respect to said third parties.

         WHEREAS, the above-referenced termination of the Farmout Agreement as between Owner and Buyer has become effective in accordance with the terms of the Purchase Agreement, and under the terms of the Purchase Agreement, Owner is now obligated to convey its working interest in and to the leases in the Clear Creek Natural Gas Unit, subject to a reserved interest equal to 12.5% of the net profits from gross proceeds attributable to 100% of the working interest based on an approximate 80% net revenue interest in the leasehold interests and related assets of Buyer in the Clear Creek Unit.

         WHEREAS, Owner and Buyer desire to enter into this NPI Agreement to effect the foregoing reservation of such net profits interest from the transfer of the leasehold interests and related assigned assets pursuant to the Purchase Agreement and on the terms and conditions as provided herein.

         NOW, THEREFORE, Owner and Buyer do hereby agree as follows:

I. CERTAIN DEFINITIONS AND REFERENCES

         1.1 Certain Defined Terms. When used in this NPI Agreement, the following terms shall have the respective meanings assigned to them in this
Section 1.1 or in the sections and subsections referred to below:

         "Allowable Carry-forwards" is defined in Section 3.2(c).

         "Assets" shall mean the Assets as defined in the Purchase Agreement, save and except only those Assets defined in and subject to the Existing Well Net Profits Interest Agreement of even date between the parties to this NPI Agreement, and such Assets are specifically defined as future wells to be drilled by Buyer after the date hereof in the Clear Creek Gas Unit.

         "Assignment" shall mean that certain Assignment, Bill of Sale, and Deed with Reservation of Net Profits Interest, bearing even date herewith, between Owner and Buyer, pursuant to which Buyer acquired the Assets from Owner (excluding from the Assets the reservation of the Future Well Net Profits Interest as set forth herein and a separate reservation of an additional net profits interest (the Existing Well Net Profits Interest) separate from this NPI Agreement), to be recorded simultaneously with the execution of this NPI Agreement, said Assets being interests in the oil and gas properties more particularly described on Appendix A hereto.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Effective Time" shall mean midnight, Mountain Daylight time, August 28, 2006.

         "Gross Proceeds" is defined in Section 3.2(a).

         "Lands" shall mean all of the land described in the oil and gas leases referenced on Appendix A hereto.

         "Leases" shall mean all of the working interests, overriding royalty interests, and other oil and gas leasehold interests assigned to Owner under the terms of the Agreement, save and except only those Assets defined in and subject to the Existing Well Reservation of Net Profits Interest Agreement of even date between the parties to this NPI Agreement.

         "Net Profits" shall mean, with respect to any Payment Period, the net positive balance, if positive, or zero, if negative, in the Net Profits Account maintained with respect to such Payment Period pursuant to Article III.

         "Net Profits Account" is defined in Section 3.1.

         "Other Income" is defined in Section 3.2(b).

         "Payment Period" shall mean a calendar month.

         "Person" shall mean any natural person, association, trust, partnership, limited liability company, corporation, or other legal entity.

         "Subject Hydrocarbons" means that portion of hydrocarbons produced from and after the Effective Time, from or attributable to the Assets after deducting the appropriate share, if any, of all royalties and any overriding royalties and other similar burdens, but without deducting the Net Profits Interest, including any natural gas, casinghead gas, coal bed methane gas, oil, or other hydrocarbons in lands or interests below the surface of the lands included in the Assets, at any depth and whether acquired by Buyer pursuant to the Purchase Agreement or otherwise, either before or after the date of this NPI Agreement. There shall not be included in Subject Hydrocarbons any gas or other minerals lost in production or used by Buyer in conformity with good field practices for occluded natural gas from coal seams production operations (including without limitation, fuel, gas lift, secondary or tertiary recovery) conducted solely for the purpose of producing hydrocarbons.

         1.2 References and Titles. All references in this NPI Agreement to articles, sections, subsections, and other subdivisions refer to corresponding articles, sections, subsections, and other subdivisions of this NPI Agreement unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this NPI Agreement," "this instrument," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this NPI Agreement as a whole and not to any particular subdivision unless expressly so limited. Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Appendix A is hereby incorporated herein by reference and made a part hereof for all purposes.

II. RESERVATION OF NET PROFITS INTEREST

         2.1 Reservation. Owner hereby reserves from the Assignment a Net Profits Interest in and to the portion of Assets, Leases, and Subject Hydrocarbons, defined herein in this Section 2.1, equal to 12.5% of the Net Profits from Gross Proceeds attributable to 100% of the working interest based on an approximate 80% net revenue interest in the Lands or interests below the surface of the Lands included in the interests conveyed, at any depth and whether acquired by Buyer pursuant to this conveyance or otherwise, either before or after the date hereof (proportionately reduced for any well and related drilling spacing unit for which the interest held constitutes less than 100% of the working interest) (the "Net Profits Interest"); such payment not to exceed the Gross Proceeds attributable to the Assets, and subject to the terms and conditions contained herein. This NPI Agreement is made by Owner to Buyer without any warranty of title whatsoever, whether express, implied, or statutory, except as against Persons claiming by, through or under Owner. This Net Profits Interest is subject only to ALL PORTIONS OF THE Assets and Leases not identified with particularity in that certain Existing Well Net Profits Interest Agreement of even date herewith and further defined as those wells drilled from this date forward and shall include any and all wells that produce from zones within the Leases.

         2.2 Interest in Real Property; Servitude upon Estate. The Net Profits Interest hereby reserved by Owner (a) is excepted, retained, and reserved by Owner and excluded from and carved out of the working interest conveyed, (b) is and shall continue to be a perpetual charge, burden, and servitude of Owner on the working interest conveyed, and (c) constitutes Owner's estate in land and not personal property.

         2.3 Acknowledgment. Owner and Buyer acknowledge that the Net Profits Interest reserved hereby creates a Net Profits Interest under the Code, and each agrees to report consistently therewith on its tax returns and other filings with the Internal Revenue Service.

III. ACCOUNTING AND PAYMENT

         3.1 Establishment of Net Profits Account. Buyer shall establish and maintain a Net Profits Account (the "Net Profits Account") in accordance with the various provisions of this NPI Agreement and at all times shall keep true and correct books and records with respect thereto. Such books and records shall be open for inspection, copying, and audit by Owner and its accountants and representatives.

         3.2 Credits to Net Profits Account. Except as otherwise provided herein, the Net Profits Account shall be credited with an amount equal to the sum of Gross Proceeds, Other Income, and Allowable Carry-forwards from the immediately preceding Payment Period.

                  (a) "Gross Proceeds" shall mean, on a cash accounting basis, all consideration directly or indirectly attributable to sales of Subject Hydrocarbons, subject to the following:

                           (i) If a controversy exists (whether by reason of any
statute, order, decree, rule, regulation, contract, or otherwise) as to the correct or lawful sales price of Subject Hydrocarbons, then, at Buyer's sole election, Buyer may choose to treat amounts attributable to the Assets and affected by such controversy (1) as Gross Proceeds attributable to the interest of Owner, or (2) not as Gross Proceeds attributable to the interest of Owner and in such case Buyer shall promptly deposit such amounts with an escrow agent pending settlement of such controversy, provided that all amounts, including any interest or Other Income, thereafter paid to Owner by such escrow agent out of or on account of such escrow shall be considered to be amounts received from the sale of Subject Hydrocarbons;

                           (ii) Cash settlements and cash make-ups attributable
to the interest of Buyer with
respect to Subject Hydrocarbons under gas balancing or similar agreements shall be considered derived from the sale of Subject Hydrocarbons; and

                           (iii) Gross Proceeds shall not include Other Income.

                  (b) "Other Income" shall mean, on a cash accounting basis, the following:

                           (i) The proceeds attributable to the interest of
Buyer after the Effective Time from (1) the sale of any materials, supplies, equipment and other personal property or fixtures, or any part thereof or interest therein, located on or used in connection with the Assets, (2) settlements and judgments from legal or other claims, (3) delay rentals, (4) lease bonuses, and (5) rentals from reservoir use or storage; including, without limitation, all amounts attributable thereto that are received by Buyer by way of conformance of investment in personal property and equipment if the Assets or any part or parts thereof are hereafter from time to time unitized or are affected by the revision of a participating area in a unit;

                           (ii) The proceeds of all insurance attributable to
the interest of Owner (1) the cost of which is or was previously charged to the Net Profits Account, directly or indirectly, and/or (2) that accrue to Buyer as a consequence of the loss or damage to any one or more of the following that occur after the Effective Time: the Assets or Subject Hydrocarbons, or any part thereof or interest therein, the interest of Buyer in any materials, supplies, equipment or other personal property or fixtures located on or used in connection with any or all of the Assets or Subject Hydrocarbons; except to the extent such amounts are used to repair or replace the items damaged or lost giving rise to the receipt of such amounts;

                           (iii) Amounts attributable to the interest of Buyer
received from a purchaser of Subject Hydrocarbons (1) as a prepayment of any portion of the sales price for such Subject Hydrocarbons, (2) as advance gas payments or (3) as payments pursuant to contractual provisions providing for "take-or-pay" payments (including amounts awarded by a court or agreed to by the parties in any settlement of a claim (net of costs and attorneys' fees incurred in connection therewith) as damages for the failure or refusal of the purchaser to take Subject Hydrocarbons pursuant to the contract that contains such provisions) shall be considered to be attributable to the sale of Subject Hydrocarbons; provided that such amounts shall not be considered attributable to the sale of Subject Hydrocarbons at a later date when Subject Hydrocarbons are delivered in respect of any such payments under "make-up" or similar provisions.

                           (iv) The proceeds of all judgments and claims
attributable to the interest of Buyer for damages to one or more of the following that occur after the Effective Time: the Assets or Subject Hydrocarbons, or any part thereof or interest therein, any materials, supplies, equipment or other personal property or fixtures, or any part thereof or interest therein, located on or used in connection with any of the Assets or Subject Hydrocarbons; except to the extent such amounts are used to repair or replace the items damaged or lost giving rise to the receipt of such amounts;

                           (v) Any interest, penalty or other amounts
attributable to the interest of Buyer which are attributable to Subject Hydrocarbons and are not derived from the sale of Subject Hydrocarbons; and

                           (vi) All other monies and things of value (but not
including any tax credits or other tax benefits) which are attributable to the interest of Buyer by virtue of the ownership after the Effective Time of the Assets or Subject Hydrocarbons and the materials, supplies, equipment and other personal property and fixtures located on or used in connection with the Assets or Subject Hydrocarbons; provided, however, that, except as provided in Section 3.2(b)(1)(i), any proceeds received by Buyer from the sale or other disposition of all or any portion of the Assets shall not be included as Gross Proceeds or Other Income.

                  (c) "Allowable Carry-forwards" shall mean, with respect to any Payment Period, the amount by which Net Profits exceed Gross Proceeds for such Payment Period.

         3.3 Debits to Net Profits Account. Except as otherwise provided herein, the Net Profits Account shall have a beginning debit balance of $0 (zero), effective as of August 10, 2006, and shall thereafter with respect to each Payment Period shall be debited (without duplication of amounts debited hereunder or under the Existing Well Net Profits Interest Agreement of even date), on a cash accounting basis, with the following amounts:

                  (a) All direct costs, if any, that are attributable to the Assets, (i) for all services and expenses necessary for drilling, completing, developing, operating, producing, reworking and maintaining the Assets, (ii) for dehydration, compression, separation, gathering, transportation, and marketing of Subject Hydrocarbons, and (iii) for all materials, supplies, equipment and other personal property and fixtures purchased for use on, or in connection with, any of the Assets (including, without limitation, (A) all amounts attributable to the interest of Buyer for conformance of investment if the Assets or any part of parts thereof are hereafter from time to time unitized or if any participating area in a unit is changed, and (B) the cost of secondary recovery, pressure maintenance, repressuring, recycling and other operations conducted for the purpose of enhancing production);

                  (b) Costs (including, without limitation, outside legal, accounting and engineering services) attributable to the Assets or Subject Hydrocarbons of (i) handling, investigation and/or settling litigation, administrative proceedings and claims (including, without limitation, lien claims other than liens for borrowed funds), and (ii) judgments, penalties and other liabilities (including interest thereon), attributable to the interest of Buyer (and not reimbursed under insurance maintained by Buyer or others) and involving any of the Assets or Subject Hydrocarbons, or incident to the development, operation or maintenance of the Assets or Subject Hydrocarbons, or requiring the payment or restitution of any proceeds of Subject Hydrocarbons, or arising from tax or royalty audits, except that there shall not be debited to the Net Profits Account any expense incurred by Buyer in litigation of any claim or dispute arising hereunder between Buyer and Owner or amounts paid by Owner to Buyer pursuant to a final order entered by a court of competent jurisdiction resolving any such claim or dispute or amounts paid by Owner to Buyer in connection with the settlement of any such claim or dispute;

                  (c) All taxes (excluding income, transfer, inheritance, estate, franchise and like taxes) with respect to the ownership of the Assets or Subject Hydrocarbons or the production of Subject Hydrocarbons, including, without limitation, production, severance, and/or excise and other similar taxes assessed against, and/or measured by (or the proceeds or value attributable to) Subject Hydrocarbons (without regard to the period of ownership for which such taxes are assessed), occupation taxes, sales and use taxes, and ad valorem taxes assessed against or attributable to the Assets or Subject Hydrocarbons;

                  (d) Insurance premiums attributable to the ownership or operation of the Assets or Subject Hydrocarbons attributable to the interest of Buyer for insurance actually carried for periods after the Effective Time with respect to the Assets or Subject Hydrocarbons, or incident to the development, operation or maintenance of the Assets or Subject Hydrocarbons;

                  (e) All amounts attributable to the Assets or Subject Hydrocarbons and consisting of (i) rent and other consideration paid for the use or damage to the surface, and (ii) delay rentals, shut-in well payments, minimum royalties and similar payments paid pursuant to the provisions of agreements in force and effect before the Effective Time;

                  (f) If as a result of the occurrence of the bankruptcy or insolvency or similar occurrence of the purchaser of Subject Hydrocarbons, any amounts previously included in Gross Proceeds or Other Income are reclaimed from Buyer or its representative, then the amounts reclaimed, as promptly as practicable following Buyer's payment thereof;

                  (g) Except as otherwise provided elsewhere in this NPI Agreement, all other direct expenditures, if any, attributable to the Assets or Subject Hydrocarbons for the necessary or proper development, operation, maintenance and administration, of the Assets or Subject Hydrocarbons if reasonably incurred; provided, however, that notwithstanding anything herein provided to the contrary, the Net Profits Account shall not be debited with any cost or expense that is deducted or taken into account in determining Gross Proceeds or Other Income, including, without limitation, the value of any component of Gross Proceeds or Other Income.

         3.4 Accounting for Net Profits. All debits to the Net Profits Account calculated pursuant to Section 3.3 that are attributable to costs, expenses and liabilities paid during a Payment Period, up to and including the last day of such Payment Period, shall be debited against the Net Profits Account as of the last day of such period. All credits to the Net Profits Account calculated pursuant to Section 3.2 that are attributable to proceeds actually received during a Payment Period from sales of Subject Hydrocarbons, up to and including the last day of such Payment Period, shall be credited to the Net Profits Account as of the last day of such Payment Period.

         3.5 Payment. Not more than 45 days following a Payment Period, Buyer shall pay to Owner the balance in the Net Profits Account, if any, attributable to such Payment Period (not to exceed the Gross Proceeds). Buyer shall send at the same time a statement showing the calculation of the Net Profits Interest and clearly showing (with sufficient description so that Owner can identify such items and the particular wells and Subject Hydrocarbons involved) those items which gave rise to debits and credits to the Net Profits Account during such Payment Period and clearly showing the Subject Hydrocarbons produced during the Payment Period covered by such statement, the prices at which such volumes were sold, and the taxes paid with respect to such sales.

         3.6 Overpayments. If at any time Buyer is determined to have paid Owner more than the amount then due with respect to the Net Profits Interest, Owner shall be obligated to return any such overpayment after Buyer notifies Owner of the amount of such overpayment and provides Buyer with substantiation thereof. Alternatively, Buyer may offset future payments due with respect to the Net Profits Interest for the amount of any such overpayment provided that such overpayment is substantiated with written material to the satisfaction of Owner.

         3.7 Representation Regarding Expenses. At the time Buyer submits the statement required under Section 3.5, Buyer shall represent to Owner that there are no material past due invoices as of the end of the prior calendar quarter in connection with the Assets or Subject Hydrocarbons.

         3.8 Owner's Right to Audit. Owner shall have the right, upon reasonable prior notice and at reasonable times during regular business hours, to inspect and audit Buyer's books and records kept in accordance with Section 3.1 (in whatever form and wherever maintained or stored) to assure the accuracy of the Net Profits Account. Buyer shall cooperate with Owner by giving Owner reasonable office facilities, including access to and reasonable use of a copy machine and assistance from Buyer's personnel (at Buyer's cost), in order for Owner to perform its audit in compliance with generally-accepted accounting and auditing principles. Buyer shall retain all records related to the Net Profits Account for at least the three most recently-completed fiscal years, and Owner's right to inspect and audit such books and records of Buyer hereunder shall survive for three years following the end of each fiscal year. However, Owner shall not inspect or audit such books and records more often than once per fiscal year unless otherwise agreed to in writing by Buyer. If Owner's audit reveals that Buyer has not maintained the Net Profits Account in compliance with the terms of this NPI Agreement and such noncompliance results in an error in excess of 5% in Buyer's calculation of the Net Profits Account for any one or more Payment Periods, then, in addition to any other rights and remedies available, Buyer shall reimburse Owner the reasonable cost of the audit. Except in the context of a dispute related to this NPI Agreement, the results of the audit shall not be released, transferred, or disclosed by Owner or its auditor outside of its organization, and Owner will require any independent auditor to sign an appropriate nondisclosure agreement.

IV. MISCELLANEOUS

         4.1 Governing Law. The validity, effect and construction of this NPI Agreement shall be governed by the laws of the State of Utah, without reference to their respective conflict of laws provisions.

         4.2. Intentions of the Parties. Nothing herein contained shall be construed to constitute either party hereto (under state law or for tax purposes) the agent of, or in partnership with, the other party. If, however, the parties hereto are deemed to constitute a partnership for federal income tax purposes, the parties elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Code, and agree not to take any position inconsistent with such election. In addition, the parties hereto intend that the Net Profits Interest reserved herein by Owner shall at all times be treated as an interest in real property or land and as a Net Profits Interest based on net profits under the Code, and each party hereto will file all tax returns and all Internal Revenue Service filings consistent therewith.

         4.3 Notices. All notices and communications required or permitted under this NPI Agreement shall be in writing and shall be delivered by hand, by nationally recognized overnight delivery service, by facsimile transmission or by registered or certified mail, postage prepaid, addressed as follows:

         If to Buyer:      Marion Energy, Inc.
                           119 S. Tennessee Ave., Suite 200
                           McKinney, Texas 75069
                           Attention: Keri Clarke, Vice President-Land
                           Telephone No.: (972) 540-2967
                           Facsimile No.: (972) 547-9499

         If to Owner:      Mid-Power Resource Corporation
                           8290 W. Sahara Ave., Suite 186
                           Las Vegas, Nevada  89117
                           Attention:  James W. Scott, Susan Trimboli
                           Telephone No.: (702) 838-0716
                           Facsimile No.: (702) 838-5087

All notices and communications shall be effective upon actual receipt. Either party may, by written notice so delivered to the other, change the address or number to which delivery or facsimile shall thereafter be made.

         4.4 Renewals and Extensions of Leases. The Net Profits Interest shall apply to all renewals, extensions and other similar arrangements (and/or interest therein) of or with respect to any lease, easement, right-of-way or other interest or agreement, which constitutes in whole or in part a portion of the Assets, whether or not such renewals, extensions or arrangements have heretofore been obtained by Owner or Owner's predecessors in title, as well as to each new lease covering any minerals covered by one or more of the Leases if the same are taken or acquired while the relevant Lease is in force and effect or within one year after the lapse thereof.

         4.5 Further Assurances. Owner and Buyer agree to execute and deliver to the other all such other and additional instruments, notices, division orders, transfer orders and other documents and to do all such other and further acts and things as may be necessary to more fully and effectively convey to Buyer the rights, titles, and interest intended to be so conveyed.

         4.6 Binding Effect. All the covenants and agreements of Buyer and Owner herein contained shall be deemed to be covenants running with Buyer's and Owner's respective interest in the Assets and Subject Hydrocarbons and the Lands affected thereby. All of the provisions hereof shall inure to the benefit of, and shall be binding upon, each of the parties hereto and their respective successors and assigns, subject to the provisions of this Section 4.6. Any sale, reservation, assignment, sublease or other transfer of the Assets, or any interest therein or any part thereof, shall provide that the Buyer assumes all obligations of the Owner with respect to the interest transferred, and unless the non-assigning party otherwise expressly consents in writing, the assigning party shall also remain liable for the discharge of its obligations.

         4.7 Dispute Resolution and Attorneys' Fees. Buyer and Owner acknowledge and agree that any disputes under this NPI Agreement shall be resolved in accordance with Section 12.2 of the Purchase Agreement and Schedule 12.2 thereto. In the event of any such dispute, or any dispute or matter that for any reason is addressed other than in accordance with Section 12.2 of the Purchase Agreement and Schedule 12.2 thereto, the successful or prevailing party shall be entitled to recover reasonable attorney's fees and costs incurred, both before and after the decision or judgment, in addition to any other relief to which it may be entitled.

         4.8 Partial Invalidity. Except as otherwise expressly stated herein, in the event any provision contained in this NPI Agreement shall for any reason be held invalid, illegal or unenforceable by a court or regulatory agency of competent jurisdiction by reason of a statutory change or enactment, such invalidity, illegality or unenforceability shall not affect the remaining provisions of this NPI Agreement.

         4.9 Multiple Counterparts. This NPI Agreement may be executed by Owner and Buyer in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument. This NPI Agreement shall become operative when each party has executed at least one counterpart of this NPI Agreement. Delivery of an executed counterpart of this NPI Agreement (or any other documents related to the transactions contemplated by this NPI Agreement) by facsimile shall be equally effective as delivery of a manually executed counterpart of this NPI Agreement or any such document, and the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this NPI Agreement or any such document.

OWNER:

MID-POWER RESOURCE CORPORATION


MID-POWER RESOURCE CORPORATION


By: /s/ James W. Scott
   ---------------------------------------
   James W. Scott, President


State of California  )
                     :  ss.
County of Sacramento )


On the 11th day of September, 2006, personally appeared before me James W. Scott, the duly appointed President of Mid-Power Resource Corporation, the signer of the above instrument, who duly acknowledged to me that he executed the same on behalf of said corporation.

                                             /s/ Susan R. Wilson
                                            ------------------------------------
                                            Notary Public

BUYER:

MARION ENERGY, INC.



By: /s/ Keri Clarke
   ------------------------------------------
   Its Vice President - Land
      ---------------------------------------


State of Texas   )
                 :  ss.
County of Collin )


On the 11th day of September, 2006, personally appeared before me Keri Clarke, the duly appointed Vice President of Land of Marion Energy, Inc., the signer of the above instrument, who duly acknowledged to me that he executed the same on behalf of said corporation.

                                             /s/ Scott S. Jacoby
                                            ------------------------------------
                                            Notary Public

                                                                    EXHIBIT F TO
                                                        ASSET PURCHASE AGREEMENT


   ASSIGNMENT, BILL OF SALE AND DEED WITH RESERVATION OF NET PROFITS INTEREST



When recorded, return to:

_________________________________
_________________________________
_________________________________
_________________________________


                          ASSIGNMENT, BILL OF SALE, AND
                  DEED WITH RESERVATION OF NET PROFITS INTEREST



                                   Witnesseth:

THAT, MID-POWER RESOURCE CORPORATION, a Nevada corporation, whose address is 8290 West Sahara Avenue, Suite 186, Las Vegas, Nevada 89117, hereinafter sometimes collectively referred to as "Assignor," for and in consideration of the sum of Ten Dollars ($10.00) cash in hand and other good and valuable consideration, paid by MARION ENERGY, INC., a Texas corporation, whose address is 119 South Tennessee, Suite 200, McKinney, Texas 75069, hereinafter sometimes referred to as "Assignee," the receipt and sufficiency of which are hereby acknowledged, and the further consideration of Assignee's assumption and agreement to assume all obligations of Assignor from and after midnight, Mountain Daylight Time, on August 28, 2006,

Assignor does hereby grant, bargain, sell, assign, deliver, transfer, set over, and convey unto Assignee:

         (i) all of Assignor's right, title, and interest in and to the oil, gas, and mineral leases and properties described in Exhibit A attached hereto and made a part hereof for all purposes, together with, including but not limited to, all associated hydrocarbons, wells, personal property, and equipment, including surface and downhole equipment situated upon or in the land and leases where the wells are located and/or used in connection therewith, and all units and unitized leases, together with all rights incident thereto; and

         (ii) all of Assignor's right, title, and interest in and to the natural gas processing plants, fee lands, pipeline and gathering systems, and related facilities and appurtenances used in connection therewith described in Exhibit A attached hereto and made a part hereof for all purposes, together with, including but not limited to, all buildings, facilities, easements, rights-of-way, options, servitudes, licenses, permits, contractual rights, grants, and appurtenances, whether recorded or unrecorded (including all amendments, corrections, and ratifications of any instrument pertaining thereto), and all equipment and fixtures related thereto and used in connection therewith,

TO HAVE AND TO HOLD the rights and interests herein conveyed, together with all and singular rights, privileges, equipment, and appurtenances thereto or in any way belonging, unto Assignee, its successors and assigns, forever,

RESERVING, EXCEPTING, AND EXCLUDING FROM THE WITHIN CONVEYANCE AND RETAINING, however:

         (x) a net profits interest in and to the portion of the assigned assets, leases, and subject hydrocarbons, including any natural gas, casinghead gas, coal bed methane gas, oil, or other hydrocarbons, attributable to those certain wells and related drilling spacing units existing as of the date hereof and more particularly described on Exhibit B attached hereto and made a part hereof, equal to 12.5% of the net profits from gross proceeds attributable to 100% of the working interest in the lands or interests below the surface of the lands included in the interests conveyed, at any depth and whether acquired by Buyer pursuant to this conveyance or otherwise, either before or after the date hereof (proportionately reduced for any well and related drilling spacing unit for which the interest assigned constitutes less than 100% of the working interest); such payment not to exceed the gross proceeds attributable to the assets, leases, and subject hydrocarbons and subject to the terms and conditions contained in that certain Existing Well Net Profits Interest Agreement by and between Assignor and Assignee dated August 28, 2006; and

         (xi) a net profits interest in and to the portion of assigned assets, leases, and subject hydrocarbons, including any natural gas, casinghead gas, coal bed methane gas, oil, or other hydrocarbons, equal to 12.5% of the net profits from gross proceeds attributable to 100% of the working interest in the lands or interests below the surface of the lands included in the interests conveyed, at any depth and whether acquired by Buyer pursuant to this conveyance or otherwise, either before or after the date hereof; such payment not to exceed the gross proceeds attributable to the assets and subject to the terms and conditions contained in that certain Future Well Net Profits Interest Agreement by and between Assignor and Assignee dated August 28, 2006;

ALL OF WHICH interest excepted, retained, and reserved by Assignor and excluded from and carved out of the working interest conveyed, is and shall continue to be a perpetual charge, burden, and servitude of Assignor on the working interest conveyed, and constitutes Assignor's estate in land and not personal property,

ALL FURTHER SUBJECT to the following terms and provisions:

         1. This instrument is made with warranty of title by, through, and under Assignor, but not otherwise, and Assignor represents all of the said properties, rights, and/or interest herein conveyed to be free and clear of all encumbrances, except taxes and except as noted in this Assignment, Bill of Sale, and Deed with Reservation of Net Profits Interest.

         2. Assignee hereby agrees to assume all unpaid tax obligations on the properties, rights, and/or interests herein conveyed.

         3. Assignor hereby agrees to execute such other instruments necessary and that may be required by such governing authority having jurisdiction to effect this conveyance.

         4. Assignee hereby agrees to assume the operations and obligations of Assignor, as owner and operator of the properties herein conveyed, in compliance and accordance with all applicable federal, state, and local laws, order, rules, regulations, and standards set forth by any governing authority having jurisdiction.

         5. Assignee hereby agrees to exonerate, indemnify, hold harmless, and defend Assignor and its successors and assigns against any and all claims, damages, and costs arising from any acts or omissions pertaining to any activities of Assignee and its employees, representatives, agents, or contractors and any and all expenses connected therewith including, without limitation, all attorney's fees. Such liability, exoneration, hold harmless, and indemnification shall, without limitation, cover bodily injury, death, damage to property or natural resources, and compliance with all legal obligations including, without limitation, any governmental order or directive to test, monitor, remove, contain, treat, or neutralize any pollutants or hazardous substances. Said liability, exoneration, hold harmless, and indemnification shall also cover the undertaking as well as all of the costs of any response, removal, or remedial action arising from any presence, storage, discharge, release, spillage, or escape of any oil or gas fractions, hydrocarbons, chlorides, gas vapors, irritants, contaminants, pollutants, or any other hazardous, toxic, or chemical substances even if not considered hydrocarbons.

         6. Assignor hereby agrees to deliver and/or turnover to Assignee all files and records affecting and/or pertinent to the properties herein conveyed in Assignor's possession or which Assignor may have the right to obtain.

         7. Assignee hereby agrees to accept all personal property and equipment associated with the properties and interests herein conveyed on an "as is, where is" condition, without warranty, either express or implied, as to condition, fitness for use or purpose, or merchantability of same.


                        DISCLAIMER OF IMPLIED WARRANTIES

THERE ARE NO WARRANTIES THAT EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DISCLAIMER. ASSIGNOR DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OF THE GOODS OR OF THE FITNESS OF THE GOODS FOR ANY PURPOSE, AND ASSIGNEE AGREES THAT THE GOODS ARE SOLD "AS IS, WHERE IS AND WITH ALL FAULTS."

This Assignment, Bill of Sale, and Deed with Reservation of Net Profits Interest is further subject to all documents currently of record in the counties and state described on Exhibit A attached hereto and the Asset Purchase Agreement between Assignor and Assignee dated August 31, 2006, effective August 28, 2006.

This instrument shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.]

EXECUTED as of September 11, 2006, but this Assignment, Bill of Sale, and Deed with Reservation of Net Profits Interest shall be effective August 28, 2006, at midnight, the "Effective Time."

ASSIGNOR:                                     ASSIGNEE:

MID-POWER RESOURCE CORPORATION                MARION ENERGY, INC.


By: /s/ James W. Scott                        By: /s/ Keri Clarke
    -------------------------------              -------------------------------
    James W. Scott, President                    Vice President - Land



State of California  )
                     :  ss.
County of Sacramento )

On the 11th day of September, 2006, personally appeared before me James W. Scott, the duly appointed President of Mid-Power Resource Corporation, the signer of the above instrument, who duly acknowledged to me that he executed the same on behalf of said corporation.

                                                  /s/ Susan R. Wilson
                                                 -------------------------------
                                                 Notary Public

State of Texas     )
                   :  ss.
County of Collin   )

On the 11th day of September, 2006, personally appeared before me Keri Clarke, the duly appointed Vice President of Land of Marion Energy, Inc., the signer of the above instrument, who duly acknowledged to me that he executed the same on behalf of said corporation.

                                                  /s/ Scott S. Jacoby
                                                 -------------------------------
                                                 Notary Public

                                    Exhibit A

Attached to and made part of that certain Assignment, Bill of Sale, and Deed with Reservation of Net Profits Interest dated September 11, 2006, and effective as of August 28, 2006, by and between Mid-Power Resource Corporation, as Assignor, and Marion Energy Inc., as Assignee



============================================================================================================================
                                LEGAL                                             LESSOR                     BOOK/
    SEC/T/R                  DESCRIPTION                   Federal/State/Fee   NAME & ADDRESS       DATE     PAGE     COUNTY
----------------------------------------------------------------------------------------------------------------------------
13S-6E, SEC: 13       E/2SE/4NE/4, E/2E/2SE/4, SW/4SE/4SE/4   Fee/ UT 2570-
                                                                 00020         Utah Fuel Company    8/4/45   3Y/359   CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-6E, SEC: 24       E/2NE, S/2SWNE
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC: 17       S/2SW
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC: 18       LOTS 1,2,3,4, E/2SW/2, S/2SE
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC: 19       LOTS 1,2,3,4, NENW, W/2NE, NENE, NWSE
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC: 20       N/2NW, W/2NE, SWSENE, W/2SE, W/2E/2SE
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC: 29       W/2NE, W2NENE, SENE, E/2SE
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC: 30       LOTS 1,2,3,4 E/2SW, SENE
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC: 31       LOTS 1,2,4, SENW, SESW, E/2
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC: 32       ALL
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC: 5        LOTS 1,2,3,4, S/2NE, SE, NWSW, S/2SW
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC: 6        LOTS 1,2,3,4,5, AND ALL OF 6 AND 7 IN
                      CARBON COUNTY, E/2SW, SENW, S/2NE
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC: 7        ALL OF NENW LYING IN CARBON COUNTY
----------------------------------------------------------------------------------------------------------------------------
 13S-7E, SEC 8        E/2SW                                   FEE/UT 2570-00023-
                                                                     AE           Therald Jensen     4/1/77  173/450  CARBON
----------------------------------------------------------------------------------------------------------------------------
 13S-7E, SEC 8        E/2SW                                   FEE/UT 2570-00023-   Mary Louise
                                                                     AA               Seamons        4/1/77  173/430  CARBON
----------------------------------------------------------------------------------------------------------------------------
 13S-7E, SEC 8        E/2SW                                   FEE/UT 2570-00023-
                                                                     AB            Anthon W. Madsen  4/1/77  173/435  CARBON
----------------------------------------------------------------------------------------------------------------------------
 13S-7E, SEC 8        E/2SW                                   FEE/UT 2570-00023-
                                                                     AF            Bonnie Jensen     4/1/77  173/455  CARBON
----------------------------------------------------------------------------------------------------------------------------
 13S-7E, SEC 8        E/2SW                                   FEE/UT 2570-00023-
                                                                     AG           Johannah M. Hafen  4/1/77  173/460  CARBON
----------------------------------------------------------------------------------------------------------------------------
 13S-7E, SEC 8        E/2SW                                   FEE/UT 2570-00023-
                                                                     AC           Annie M. Anderson  4/1/77  173/440  CARBON
----------------------------------------------------------------------------------------------------------------------------
 13S-7E, SEC 8        E/2SW                                   FEE/UT 2570-00023-
                                                                     AD              Jack Thomas     4/1/77  173/445  CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 7         SE OF LOT 3, LOT 4, E/2SW, NWSE, SWNE,                    THREE STATES NATURAL
                      SWSENW, E/2NWNE, SWNWNE                 FEE/UT 2570-00027       GAS CO         1/1/57  45/187   CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 8         W/2NW, SENW                             FEE/ UT 2570-000  Louise M. Watts      7/26/50 15c/380  CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 17        SWNE, W/2SE                             FEE/ UT 2570-000  Estate of Leon J.
                                                                                Nicolaides           7/1/77  173/424  CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 17        SWNE, W/2SE                             FEE/ UT 2570-000  Estate of Leon J.
                                                                                Nicolaides           7/1/77  173/418  CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 17        SWNE, W/2SE                             FEE/ UT 2570-000  Estate of Leon J.
                                                                                Nicolaides           7/1/77  173/412  CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E SEC 5          SWSW                                    FEE/UT 2570-0002  H.B. Simonsen       7/29/52   19/46   CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E SEC 6          SESE
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
13S-7E SEC 7          E/2NE
----------------------------------------------------------------------------------------------------------------------------
14S-6E SEC 1          E/2SW                                   FEE/UT 2570-0002  Utah Fuel Company    8/4/45    C/73   EMERY
----------------------------------------------------------------------------------------------------------------------------
14S-6E SEC 12         E/2NENW
----------------------------------------------------------------------------------------------------------------------------
14S-7E SEC 6          ALL LOTS 6 AND 7 LYING IN EMERY COUNTY
----------------------------------------------------------------------------------------------------------------------------
14S-7E SEC 7          LOTS 1 AND 2, ALL NENW LYING IN EMERY
                      COUNTY
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 8:        W/2NW, SENW                             FEE/UT 2570-0002  Justus O. Seeley       9/4/52  17/416 CARBON
----------------------------------------------------------------------------------------------------------------------------
14S-6E SEC 24         NESE, SENE                              FEE/UT 2570-0002  PHELPS DODGE CORP
                                                                                AND THE               11/1/76  90/785 EMERY
----------------------------------------------------------------------------------------------------------------------------
13S7E, SEC 31         NENW                                    STATE/UT 2570-
                                                                   00015        STATE OF UTAH ML-1254  1/2/52         CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 31        LOT 3, NESW                             STATE/UT 2570-
                                                                   00016        STATE OF UTAH ML-1255  1/2/52         CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 20        SENW, E/2SW,                            STATE/UT 2570-
                                                                   00017        STATE OF UTAH ML-1256  1/2/52         CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 29        NENW, S/2NW, SW, W/2SE
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 17        N/2NW, SENW                             STATE/UT 2570-
                                                                   00018        STATE OF UTAH ML-1257  1/2/52         CARBON
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 5         S/2NW, NESW                             STATE/UT 2570-
                                                                   00019        STATE OF UTAH ML-1258  1/2/52         CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 7         NESE, S/2SE                             FEDERAL/UT 2570-
                                                                   00001        USA-U-01289            6/1/51         CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 17        SWNW, N/2SW
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 18        NE, N/2SE
----------------------------------------------------------------------------------------------------------------------------
13S-6E, SEC 24        SE                                      FEDERAL/UT 2570-
                                                                    00002       USA-U-065185           4/1/47         CARBON
----------------------------------------------------------------------------------------------------------------------------
13S-6E, SEC 25        LOTS 1-3, S/2NE, SENW, E/2SW, SE,
----------------------------------------------------------------------------------------------------------------------------
13S-6E, SEC 36        LOTS 3-4, NE, E/2NW, N/2SE
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 19        SENE, E/2SE, SWSE, E/2SW, SENW
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 20        W/2SW, SWNW
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 29        NWNW
----------------------------------------------------------------------------------------------------------------------------
13S-7E, SEC 30        NENW
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 21        W/2SW                                   FEDERAL/UT 2570-
                                                                    00003       USA-U-14099           12/1/50         EMERY
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 28        SENW, E/2SW,
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 33        LOT 3, SWNE, NWSE
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 17        LOTS 1-2, E/2NW                         FEDERAL/UT 2570-
                                                                   00004        USA-U-017602           3/1/56         CARBON
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 18        LOTS 1-4
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 20        ALL                                     FEDERAL/ UT 2570-
                                                                    00005       USA-U-02353           11/1/51         CARBON/EMERY
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 28        W/2W.2
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 29        ALL
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 30        ALL
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC33         LOTS 1,2 N/2SW,NW
----------------------------------------------------------------------------------------------------------------------------
14S-6E, SEC 24        SESE                                    FEDERAL/UT 2570-
                                                                    00006       USA-U-01740            7/1/51         CARBON/EMERY
----------------------------------------------------------------------------------------------------------------------------
14S-6E, SEC 25        E/2NE
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 17        S/2
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 18        SE
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 19        ALL
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 32        ALL                                     FEDERAL/UT 2570-
                                                                   00007        USA-U-01481            7/1/51         EMERY
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 17        NE                                      FEDERAL/UT 2570-
                                                                   00008        USA-U-02354            1/1/52         CARBON
----------------------------------------------------------------------------------------------------------------------------
14S-6E, SEC 1         LOTS 1-3, SE, S/2N/2                    FEDERAL/UT 2570-
                                                                   00009        USA-U-014098           3/1/51         CARBON/EMERY
----------------------------------------------------------------------------------------------------------------------------
14S-6E, SEC 12        NE, NESE
----------------------------------------------------------------------------------------------------------------------------
14S-6E, SEC 13        SENE, E/2SE
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 6         SE
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 7         LOTS 3-14, SENW
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 8         LOTS 1-6, E/2SW, SE                     FEDERAL/UT 2570-
                                                                 00010          USA-SL-065187-A        3/1/52         CARBON
----------------------------------------------------------------------------------------------------------------------------
14S-6E, SEC 24        NENE                                    FEDERAL/UT 2570-
                                                                  00011         USA-U-76583            6/1/51         EMERY
----------------------------------------------------------------------------------------------------------------------------
14S-6E, SEC 25        NESE
----------------------------------------------------------------------------------------------------------------------------
15S-7E, SEC 4         LOTS 3-6,11,12,S/2                      FEDERAL/UT 2570-
                                                                  00012         USA-U-01338            6/1/51         EMERY
----------------------------------------------------------------------------------------------------------------------------
15S-7E, SEC 9         N/2N/2
----------------------------------------------------------------------------------------------------------------------------
15S-7E, SEC 5         LOTS 1-12, SW                           FEDERAL/UT 2570-
                                                                  00013         USA-U-01339            1/1/52         EMERY
----------------------------------------------------------------------------------------------------------------------------
14S-7E, SEC 31        ALL
----------------------------------------------------------------------------------------------------------------------------
15S-7E, SEC 4         LOTS 2,7,10                             FEDERAL/UT 2570-
                                                                   00014        USA-U-01874            8/1/51         CARBON
============================================================================================================================

                                    Exhibit B

Attached to and made part of that certain Assignment, Bill of Sale, and Deed with Net Profits Interest dated September 11, 2006, effective as of August 28, 2006, by and between Mid-Power Resource Corporation, as Assignor, and Marion Energy Inc., as Assignee

The wells commonly referred to as follows, together with the drilling spacing location, drilling spacing area, pro ration area, drainage area, or other area in which such wells are situated as of this date, as indicated by the applicable drilling or well permit, production authorization, or similar regulatory record.


================================================================================
     Well Name        Section     Well Spot     Township     Range     County
--------------------------------------------------------------------------------
   Utah Fuel #8          19        NW NE NW       13S         7E       Carbon
   Utah State #1         29        SE SW NW       13S         7E       Carbon
   Utah Fuel #4          30          C SW         13S         7E       Carbon
   Utah Fuel #2          32        NW SW SW       13S         7E       Carbon
   Utah Fuel #10         5         SW NW NE       14S         7E       Carbon
   Utah Fuel #1          5         NW SW SE       14S         7E       Carbon
   Utah Fuel #5          31        NW SW SW       13S         7E       Carbon
   Utah Fuel A-1         6         NW SW SW       14S         7E        Emery
Ridge Runner 13-17       17        SW SW SW       14S         7E        Emery
Ridge Runner 11-20       20        SW NE SW       14S         7E        Emery
     Oman 2-20           20         NW NE         13S         7E       Carbon
   Utah Fuel #3          32          NWSE         13S         7E       Carbon
================================================================================

                                                                    EXHIBIT G TO
                                                        ASSET PURCHASE AGREEMENT


                                  LEGAL OPINION



                                                                 Robert Paterson
                                                               Commercial Lawyer
                                                    Level 50, 101 Collins Street
                                                         Melbourne Victoria 3000
                                                                       Australia
                                                            Telephone: 9653 9495
                                                                  Fax: 9653 9499
                                                  e-mail: rpaterson@hottdesk.com

                                8 September 2006


Mid-Power Resources Corporation
8290 W. Sahara Ave., Suite 186
Las Vegas, Nevada 89117

Attention: James W. Scott

Gentlemen,

Asset Purchase by Marion Energy, Inc. from Mid-Power Resources Corporation -- Clear Creek Natural Gas Unit, Carbon and Emery County, Utah, USA

Capitalised terms used herein but not otherwise defined have the same meaning as in the Asset Purchase Agreement.

This opinion applies only in respect of the Parent and only has regard to the laws of Australia and the relevant states thereof.

(a) The Parent is registered under the Corporations Act 2001 of Australia as a public company limited by shares. It has all of the legal capacity and powers of an individual and in addition the powers of a body corporate specified in section 124(1) of the Corporations Act. That capacity and those powers qualify it to conduct its business including the ownership of all of the capital stock of the Buyer.

(b) The Asset Purchase Agreement, the stock option agreement relating to Reserve-Based Options, the Share Payment and the Options have to the extent necessary been authorized, executed and delivered by the Parent and are the valid and binding obligations of the Parent, enforceable against the Parent in accordance with their terms, subject to (a) any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally; (b) general equitable principles; and (c) clarification of the meaning and effect on the Parent in respect of concepts and terms in the Asset Purchase Agreement which have no meaning in the law of Australia or the relevant state of Australia.

(c) There is no limit on the number of shares which might be issued by the Parent, as the concept of authorized capital no longer applies in corporations law in Australia. The issued capital of the Parent (prior to giving effect to the transactions contemplated by the Asset Purchase Agreement) is set out in the Asset Purchase Agreement, as is a description of the outstanding options pursuant to which the Parent is or may be obliged to issue shares. These match the total of (a) the corresponding information in the most recent Annual Report of the Parent, which information would have been verified by the Auditors of the Parent; and (b) additional information as to such shares and options advised by the Parent to Australian Stock Exchange Limited ("ASX"), as it is required by law to do, since the date to which that Annual Report is made up, namely 30 June 2005.

(d) The most recent Annual Report of Parent records that Buyer is a wholly owned subsidiary. That information would have been verified by the Auditors of the Parent. Given the significance of the Buyer in the corporate group of which the Parent is ultimate holding company, the absence of notification to ASX indicates that no change has occurred.

(e) The Share Payment and the Immediately Exercisable Options that are being issued pursuant to the Asset Purchase Agreement have been authorized and when issued by the Directors of the Parent will be validly issued. The shares in the Share Payment will be fully paid and are not subject to preemptive rights of others. No payment to the Parent is required for the Immediately Exercisable Options as the consideration for their issue is provided by Seller under the Asset Purchase Agreement. The Share Payment and the Immediately Exercisable Options will have been issued in compliance with all applicable laws and regulations and the Constitution of the Parent.

(f) The Reserve-Based Options when issued, and the shares issued on their exercise (which requires payment of the AUD 0.80 per option) will have been authorized and when issued by the Directors of the Parent will be validly issued. The shares will be fully paid and are not subject to preemptive rights of others. No payment to the Parent is required for the Reserve-Based Options as the consideration for their issue is provided by Seller under the Asset Purchase Agreement, and the satisfaction of the conditions precedent is all that is required.

Yours faithfully

/s/ Robert Paterson